Exhibit 99.1
INVESTOR FINANCIAL SUPPLEMENT
SEPTEMBER 30, 2006

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
Address:
690 Asylum Avenue
Hartford, CT 06105
Internet address:
http://www.thehartford.com
Contacts:
Kimberly Johnson
Vice President
Investor Relations
Phone (860) 547-6781
Margaret Mann
Program Assistant
Investor Relations
Phone (860) 547-3800

As of October 24, 2006	A.M. Best	Fitch	Standard & Poor’s	Moody’s
Insurance Financial Strength Ratings:
Hartford Fire Insurance Company	A+	AA	AA-	Aa3
Hartford Life Insurance Company	A+	AA	AA-	Aa3
Hartford Life & Accident Insurance Company	A+	AA	AA-	Aa3
Hartford Life Group Insurance Company	A+	AA	—	—
Hartford Life & Annuity Insurance Company	A+	AA	AA-	Aa3
Hartford Life Insurance KK (Japan)	—	—	AA-	—
Hartford Life Limited (Ireland)	—	—	AA-	—
Other Ratings:
The Hartford Financial Services Group, Inc.:
Senior debt	a-	A	A	A2
Commercial paper	AMB-2	F1	A-1	P-1
Hartford Capital III trust originated preferred securities	bbb	A-	BBB+	A3
Hartford Life, Inc.:
Senior debt	a-	A	A	A2
Commercial paper	AMB-1	F1	A-1	P-1
Hartford Life Insurance Company:
Short Term Rating	—	—	A-1+	P-1
TRANSFER AGENT
The Bank of New York
Shareholder Relations Department — 12E
P.O. Box 11258
Church Street Station
New York, NY 10286
1 (800) 254-2823
COMMON STOCK
Common stock of The Hartford Financial Services Group, Inc. is traded on the New York Stock Exchange under the symbol “HIG”.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

	Basis of Presentation	i, ii, iii
CONSOLIDATED	Consolidated Financial Results	C-1
	Operating Results by Segment	C-2
	Analysis of Operating Results by Segment	C-2a
Consolidating Statements of Operations
	Three Months Ended September 30, 2006 and 2005	C-3
	Nine Months Ended September 30, 2006 and 2005	C-4
Consolidating Balance Sheets
	As of September 30, 2006 and December 31, 2005	C-5
	Capital Structure	C-6
	Accumulated Other Comprehensive Income (Loss)	C-7
	Computation of Basic and Diluted Earnings Per Share	C-8
Analysis of Net Realized Capital Gains and Losses
	Three Months Ended September 30, 2006 and 2005	C-9
	Nine Months Ended September 30, 2006 and 2005	C-10
	Computation of Return-on-Equity Measures	C-11
	Weighted Average Share Analysis	C-12

LIFE	Financial Highlights	L-1
	Operating Results	L-2
	Total Assets Under Management	L-3
	Consolidated Balance Sheets	L-4
	Deferred Policy Acquisition Costs and Present Value of Future Profits	L-5
	Supplemental Data — Annuity Death and Income Benefits	L-6
Reinsurance Recoverable Analysis
	As of June 30, 2006	L-7
	Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	L-8
Retail Products Group
Income Statements
	Individual Annuity	L-9
	Other	L-10
Supplemental Data
	Sales/Deposits	L-11
	Assets Under Management	L-12
	Individual Annuity — Account Value Rollforward	L-13
	Other Retail — Account Value Rollforward	L-14
Retirement Plans
	Income Statements	L-15
Supplemental Data
	Sales/Deposits	L-16
	Assets Under Management	L-17
	Account Value Rollforward	L-18
Institutional Solutions Group
	Income Statements	L-19
Supplemental Data
	Sales/Deposits	L-20
	Assets Under Management	L-21
	Account Value and Asset Rollforward	L-22
Individual Life
	Income Statements	L-23
	Supplemental Data	L-24
	Account Value Rollforward	L-25
Group Benefits
	Income Statements	L-26
	Supplemental Data	L-27
International
	Highlights	L-28
Japan
	Income Statements	L-29
	Supplemental Data — Account Value Rollforward in Dollars	L-30
	Supplemental Data — Account Value Rollforward in Yen	L-31

PROPERTY &	Financial Highlights	PC-1
CASUALTY	Operating Results	PC-2
	Ongoing Operations Operating Results	PC-3
Ongoing Operations Consolidating Underwriting Results
	Three Months Ended September 30, 2006	PC-4
	Nine Months Ended September 30, 2006	PC-5
	Ongoing Operations Underwriting Results	PC-6
	Business Insurance Underwriting Results	PC-7
	Business Insurance Written and Earned Premiums	PC-8
	Personal Lines Underwriting Results	PC-9
	Personal Lines Written and Earned Premiums	PC-10
	Specialty Commercial Underwriting Results	PC-11
	Specialty Commercial Written and Earned Premiums	PC-12
	Statistical Premium Information (Year over Year)	PC-13
	Other Operations Operating Results	PC-14
	Other Operations Claims and Claim Adjustment Expenses	PC-15
	Summary of Gross Environmental Reserves	PC-16
	Paid and Incurred Loss and Loss Adjustment Expense Development — A&E	PC-17
Unpaid Claims and Claim Adjustment Expense Reserve Rollforward
	Three Months Ended September 30, 2006	PC-18
	Nine Months Ended September 30, 2006	PC-19
	Reinsurance Recoverable Analysis	PC-20
	Consolidated Income Statements	PC-21
	Consolidated Balance Sheets	PC-22
	Statutory Surplus to GAAP Stockholders’ Equity Reconciliation	PC-23

INVESTMENTS	General Account — Investment Earnings Before-tax
	Consolidated	I-1
	Life	I-2
	Property & Casualty	I-3
	Corporate	I-4
Composition of Invested Assets
	Consolidated	I-5
	Life	I-6
	Property & Casualty	I-7
Unrealized Loss Aging
	Consolidated	I-8
	Life	I-9
	Property & Casualty	I-10
Invested Asset Exposures
	As of September 30, 2006	I-11

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION
     DEFINITIONS AND PRESENTATION
•	All amounts are in millions, except for per share and ratio information unless otherwise stated.

•	Life is organized into six reportable operating segments: Retail Products Group, Retirement Plans, Institutional Solutions Group, Individual Life, Group Benefits and International. Life also includes in an Other category its leveraged PPLI product line of business; corporate items not directly allocated to any of its reportable operating segments; net realized capital gains and losses on fixed maturity sales generated from movements in interest rates, less amortization of those gains or losses back to the reportable segments; net realized capital gains and losses generated from credit related events, less a credit risk fee charged to the reportable segments; net realized capital gains and losses from non-qualifying derivative strategies (including embedded derivatives) other than the net periodic coupon settlements on credit derivatives and the net periodic coupon settlements on the cross currency swap used to economically hedge currency and interest rate risk generated from sales of the Life’s yen based fixed annuity, which are allocated to the reportable segments; the mark-to-market adjustment for the equity securities held for trading reported in net investment income and the related change in interest credited reported as a component of benefits, claims and claim adjustment expenses since these items are not considered by Life’s chief operating decision maker in evaluating the International results of operations; and intersegment eliminations.

•	Property & Casualty includes Ongoing Operations and Other Operations. Ongoing Operations includes the underwriting results of the Business Insurance, Personal Lines and Specialty Commercial segments. Other Operations includes the underwriting results of certain property and casualty insurance operations that have discontinued writing new business and substantially all of the Company’s asbestos and environmental exposures. The profitability of the Business Insurance, Personal Lines and Specialty Commercial segments are evaluated primarily based on underwriting results. The Company allocates income and expense items not directly attributed to the underwriting segments, such as net investment income, net realized capital gains and losses, other expenses and income taxes, to Ongoing Operations and Other Operations, respectively. The profitability of Ongoing Operations and the Other Operations segment is evaluated based on net income.

•	Corporate primarily includes the Company’s debt financing and related interest expense, as well as certain capital raising and certain purchase accounting adjustment activities.

•	Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate trends in The Hartford’s current business. These measures include sales, net flows, account value, insurance in-force and premium renewal retention. Premium renewal retention is defined as renewal premium written in the current period divided by total premium written in the prior period.

•	The Hartford, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of claims and claim adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs, as well as other underwriting expenses) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.

•	The Hartford, along with others in the life insurance industry, uses underwriting ratios as measures of the Group Benefits segment’s performance. The loss ratio is the ratio of total benefits, claims and claim adjustment expenses, excluding buyouts, to total premiums and other considerations excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to total premiums and other considerations excluding buyout premiums.

•	Accumulated other comprehensive income (“AOCI”) represents net of tax unrealized gain (loss) on available-for-sale securities; net gain (loss) on cash-flow hedging instruments; foreign currency translation adjustments; and minimum pension liability adjustment.

•	Assets under management is an internal performance measure used by the Company because a significant portion of the Company’s revenues are based upon asset values. These revenues increase or decrease with a rise or fall, correspondingly, in the level of assets under management.

•	Investment yield, before- or after-tax, is calculated by dividing before- or after-tax, respectively, annualized net investment income (excluding net realized capital gains (losses) and change in fair value of trading securities) by average invested assets at cost (fixed maturities at amortized cost, excluding trading securities).

•	Certain reclassifications have been made to the prior periods to conform to the September 30, 2006 presentation.

•	NM — Not meaningful means increases or decreases greater than or equal to 200%, or changes from a net gain to a net loss position, or vice versa.

i

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
     DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
•	The Hartford uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company’s operating performance for the periods presented herein. Because The Hartford’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing The Hartford’s non-GAAP and other financial measures to those of other companies.

•	The Hartford uses the non-GAAP financial measure core earnings as an important measure of the Company’s operating performance. The Hartford believes that the measure core earnings provides investors with a valuable measure of the performance of the Company’s ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by the net effect of certain realized capital gains and losses. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (net of tax and the effects of deferred policy acquisition costs) that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives and net periodic settlements on the Japan fixed annuity cross-currency swap. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Core earnings is also used by management to assess our operating performance and is one of the measures considered in determining incentive compensation for our managers. Net income is the most directly comparable GAAP measure. Core earnings should not be considered as a substitute for net income and does not reflect the overall profitability of our business. Therefore, The Hartford believes that it is useful for investors to evaluate both net income and core earnings when reviewing the Company’s performance. A reconciliation of net income to core earnings for the periods presented herein is set forth on page C-8.

•	Core earnings per share is calculated based on the non-GAAP financial measure core earnings. The Hartford believes that the measure core earnings per share provides investors with a valuable measure of the Company’s operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income per share is the most directly comparable GAAP measure. Core earnings per share should not be considered as a substitute for net income per share and does not reflect the overall profitability of our business. Therefore, the Hartford believes that it is useful for investors to evaluate both net income per share and core earnings per share when reviewing our performance. A reconciliation of net income per share to core earnings per share for the periods presented herein is set forth on page C-8.

•	Written premiums is a statutory accounting financial measure used by The Hartford as an important indicator of the operating performance of the Company’s property and casualty operations. Because written premiums represents the amount of premium charged for policies issued, net of reinsurance, during a fiscal period, The Hartford believes it is useful to investors because it reflects current trends in The Hartford’s sale of property and casualty insurance products. Earned premiums, the most directly comparable GAAP measure, represents all premiums that are recognized as revenues during a fiscal period. The difference between written premiums and earned premiums is attributable to the change in unearned premium reserves. A reconciliation of written premiums to earned premiums for the periods presented herein is set forth at page PC-2.

•	The profitability of the Business Insurance, Personal Lines and Specialty Commercial underwriting segments is evaluated by The Hartford’s management primarily based upon underwriting results. Underwriting results is a before-tax measure that represents earned premiums less incurred claims, claim adjustment expenses and underwriting expenses. Net income is the most directly comparable GAAP measure. Underwriting results are influenced significantly by earned premium growth and the adequacy of The Hartford’s pricing. Underwriting profitability over time is also greatly influenced by The Hartford’s underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through economies of scale and its management of acquisition costs and other underwriting expenses. The Hartford believes that underwriting results provides investors with a valuable measure of before-tax profitability derived from underwriting activities, which are managed separately from the Company’s investing activities. Underwriting results is also presented for Ongoing Operations, Other Operations and total Property & Casualty. A reconciliation of underwriting results to net income for total Property & Casualty, Ongoing Operations and Other Operations is set forth on pages PC-2, PC-3 and PC-14, respectively.

•	A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorism or other similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or claims and claim adjustment expense reserves prior to occurrence. The Hartford believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.

•	Underwriting results before catastrophes and prior year development is a non-GAAP financial measure because it excludes the effects of catastrophes, prior year development and the reduction in earned premiums relating to retrospectively rated policies. The Company believes that this measure is useful to investors as an additional measure of Property & Casualty’s current operations, because it excludes the effect of items relating to prior periods. Net income is the most directly comparable GAAP measure. A reconciliation of the adjusted underwriting results to underwriting results and net income for the period presented herein is set forth on page C-2a.

ii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
BASIS OF PRESENTATION (CONTINUED)
     DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES (CONTINUED)
•	Book value per share excluding AOCI is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) stockholders’ equity excluding AOCI, net of tax, by (b) common shares outstanding. The Hartford provides book value per share excluding AOCI to enable investors to analyze the amount of the Company’s net worth that is primarily attributable to the Company’s business operations. The Hartford believes book value per share excluding AOCI is useful to investors because it eliminates the effect of items which typically fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per share is the most directly comparable GAAP measure. A reconciliation of book value per share to book value per share excluding AOCI for the periods presented herein is set forth at page C-1.

•	The Hartford provides different measures of the return on equity (“ROE”) of the Company. ROE (core earnings last twelve months to equity excluding AOCI), is calculated based on non-GAAP financial measures. ROE (core earnings last twelve months to equity excluding AOCI) is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average stockholders’ equity excluding AOCI. The Hartford provides to investors return-on-equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above. The Hartford excludes AOCI in the calculation of these return-on-equity measures to provide investors with a measure of how effectively the Company is investing the portion of the Company’s net worth that is primarily attributable to the Company’s business operations. ROE (net income last twelve months to equity including AOCI) is the most directly comparable GAAP measure. A reconciliation of the non-GAAP return-on-equity measures for the periods presented herein to ROE (net income last twelve months to equity including AOCI) is set forth at page C-11.

iii

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

						Year Over
	THREE MONTHS ENDED					Year		Sequential		NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month		3 Month		SEPTEMBER 30,
	2005	2005	2006	2006	2006	Change		Change		2005	2006	Change
HIGHLIGHTS

Net income	$539	$467	$728	$476	$758	41%		59%		$1,807	$1,962	9%
Core earnings	$556	$498	$797	$573	$727	31%		27%		$1,744	$2,097	20%
Total revenues	$7,307	$7,710	$6,543	$4,971	$7,407	1%		49%		$19,373	$18,921	(2%)
Total assets	$280,465	$285,557	$295,375	$294,938	$304,794	9%		3%
Total assets under management [1]	$315,871	$322,972	$336,484	$337,182	$350,896	11%		4%

PER SHARE AND SHARES DATA
Basic earnings per share
Net income	$1.80	$1.55	$2.41	$1.57	$2.45	36%		56%		$6.08	$6.41	5%
Core earnings	$1.86	$1.66	$2.64	$1.89	$2.35	26%		24%		$5.87	$6.85	17%
Diluted earnings per share
Net income	$1.76	$1.51	$2.34	$1.52	$2.39	36%		57%		$5.94	$6.25	5%
Core earnings	$1.81	$1.61	$2.56	$1.83	$2.30	27%		26%		$5.73	$6.68	17%
Weighted average common shares outstanding (basic)	299.2	300.7	302.2	303.3	310.0	10.8	sh	6.7	sh	297.1	306.0	8.9	sh
Weighted average common shares outstanding and dilutive potential common shares (diluted)	307.0	310.0	310.9	312.3	316.7	9.7	sh	4.4	sh	304.1	314.1	10.0	sh
Common shares outstanding	300.1	302.2	303.0	304.1	316.6	16.5	sh	12.5	sh	300.1	316.6	16.5	sh
Book value per share	$51.02	$50.71	$50.86	$50.59	$56.01	10%		11%
Per share impact of AOCI	$1.98	$0.30	$(1.51)	$(3.03)	$0.20	(90%)		NM
Book value per share (excluding AOCI)	$49.04	$50.41	$52.37	$53.62	$55.81	14%		4%

FINANCIAL RATIOS
ROE (net income last 12 months to equity including AOCI) [2]	16.8%	15.4%	15.8%	14.3%	14.7%	(2.1)		0.4
ROE (core earnings last 12 months to equity excluding AOCI) [2]	17.4%	16.0%	16.7%	15.9%	16.0%	(1.4)		0.1
Debt to capitalization including AOCI	23.4%	23.7%	23.6%	23.7%	18.7%	(4.7)		(5.0)
Investment yield, after-tax	4.0%	3.9%	3.9%	3.9%	3.9%	(0.1)		—		3.9%	3.9%	—
Ongoing Property & Casualty GAAP combined ratio	97.9	99.2	88.8	89.3	90.4	7.5		(1.1)		91.2	89.5	1.7

[1]	Includes mutual fund assets (see page L-3) and third party assets managed by HIMCO (see page I-5).

[2]	See page C-11 for a computation of return-on-equity measures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT
(A reconciliation of core earnings to net income for each of the segments is set forth on the respective segment pages contained in this supplement.)

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2005	2005	2006	2006	2006	Change	Change	2005	2006	Change
LIFE
Retail Products Group
Individual Annuity	$158	$183	$160	$155	$170	8%	10%	$435	$485	11%
Other Retail [1]	14	(8)	16	11	14	—	27%	12	41	NM

Total Retail Products Group	172	175	176	166	184	7%	11%	447	526	18%
Retirement Plans	20	21	21	22	21	5%	(5%)	54	64	19%
Institutional Solutions Group	24	22	22	29	24	—	(17%)	66	75	14%
Individual Life	45	43	45	48	46	2%	(4%)	123	139	13%
Group Benefits	68	81	68	74	74	9%	—	191	216	13%
International	28	33	46	52	47	68%	(10%)	63	145	130%
Other [2] [3] [4]	7	(56)	40	(5)	11	57%	NM	(63)	46	NM

Total Life core earnings	$364	$319	$418	$386	$407	12%	5%	$881	$1,211	37%

PROPERTY & CASUALTY

Ongoing Operations
Ongoing Operations Underwriting Results
Business Insurance	$125	$12	$134	$197	$123	(2%)	(38%)	$384	$454	18%
Personal Lines	71	74	106	126	89	25%	(29%)	386	321	(17%)
Specialty Commercial	(143)	(67)	47	(43)	41	NM	NM	(98)	45	NM

Total Ongoing Operations underwriting results	53	19	287	280	253	NM	(10%)	672	820	22%
Net servicing income	12	9	18	12	15	25%	25%	40	45	13%
Net investment income	279	285	291	296	299	7%	1%	797	886	11%
Periodic net coupon settlements on credit derivatives, before-tax	—	—	—	1	1	NM	—	—	2	—
Other expenses	(50)	(56)	(53)	(75)	(40)	20%	47%	(146)	(168)	(15%)
Income tax expense	(77)	(63)	(157)	(153)	(160)	(108%)	(5%)	(404)	(470)	(16%)

Ongoing Operations core earnings	$217	$194	$386	$361	$368	70%	2%	$959	$1,115	16%

Other Operations core earnings [5]	$15	$26	$35	$(126)	$3	(80%)	NM	$28	$(88)	NM

Total Property & Casualty core earnings	$232	$220	$421	$235	$371	60%	58%	$987	$1,027	4%

CORPORATE
Total Corporate core earnings	$(40)	$(41)	$(42)	$(48)	$(51)	(28%)	(6%)	$(124)	$(141)	(14%)

CONSOLIDATED
Core earnings	$556	$498	$797	$573	$727	31%	27%	$1,744	$2,097	20%
Add: Net realized capital gains (losses), after-tax [6]	(17)	(31)	(69)	(97)	31	NM	NM	63	(135)	NM

Net income	$539	$467	$728	$476	$758	41%	59%	$1,807	$1,962	9%

PER SHARE DATA [7]
Diluted earnings per share
Core earnings	$1.81	$1.61	$2.56	$1.83	$2.30	27%	26%	$5.73	$6.68	17%
Net income	$1.76	$1.51	$2.34	$1.52	$2.39	36%	57%	$5.94	$6.25	5%

[1]	Included in the nine months ended September 30, 2005 is an expense of $24, after-tax, which was an estimate of the termination value of a provision of an agreement with a distribution partner of the Company’s retail mutual funds. In addition, the three months ended December 31, 2005 included an expense of $22, after tax, representing the final settlement of this matter.

[2]	Includes charges of (i) $66, after-tax, for the nine months ended September, 2005, (ii) $36, after-tax, for the three months ended December 31, 2005, and (iii) $7, after-tax, for the three months ended March 31, 2006, to reserve for investigations by the SEC and the New York Attorney General’s Office related to market timing, by the SEC related to directed brokerage and by the New York Attorney General’s Office and the Connecticut Attorney General’s Office related to single premium group annuities.

[3]	Included in the three months ended December 31, 2005 is an expense of $18, after-tax, which is related to settlement of certain annuity contracts.

[4]	Included in the three months ended March 31, 2006 is a $34, after-tax, benefit due to a reduction in reserves related to leveraged corporate owned life insurance products following the favorable outcome of several cases during the first quarter of 2006.

[5]	The three months ended June 30, 2006 included a charge of $158, after-tax, as a result of the agreement with Equitas and the Company’s evaluation of the reinsurance recoverables and allowance for uncollectible reinsurance associated with older, long-term casualty liabilities.

[6]	Includes those net realized capital gains not included in core earnings. See pages C-9 and C-10 for further analysis.

[7]	See page C-8 for reconciliation of net income to core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF OPERATING RESULTS BY SEGMENT
(A reconciliation of core earnings to net income for each of the segments is set forth on the respective segment pages contained in this supplement.)

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2005	2005	2006	2006	2006	Change	Change	2005	2006	Change
LIFE
Retail Products Group
Individual Annuity	$158	$183	$160	$155	$170	8%	10%	$435	$485	11%
Other Retail [1]	14	(8)	16	11	14	—	27%	12	41	NM

Total Retail Products Group	172	175	176	166	184	7%	11%	447	526	18%
Retirement Plans	20	21	21	22	21	5%	(5%)	54	64	19%
Institutional Solutions Group	24	22	22	29	24	—	(17%)	66	75	14%
Individual Life	45	43	45	48	46	2%	(4%)	123	139	13%
Group Benefits	68	81	68	74	74	9%	—	191	216	13%
International	28	33	46	52	47	68%	(10%)	63	145	130%
Other [2] [3] [4]	7	(56)	40	(5)	11	57%	NM	(63)	46	NM

Total Life core earnings	$364	$319	$418	$386	$407	12%	5%	$881	$1,211	37%

PROPERTY & CASUALTY
Ongoing Operations Underwriting Results Before Catastrophe Impacts and Prior Year Development:
Business Insurance	147	101	159	185	128	(13%)	(31%)	422	472	12%
Personal Lines	146	99	143	135	104	(29%)	(23%)	395	382	(3%)
Specialty Commercial	25	12	20	24	43	72%	79%	122	87	(29%)

Total Ongoing Operations underwriting results before catastrophe impacts and prior year development [5]	318	212	322	344	275	(14%)	(20%)	939	941	—
Catastrophe impacts, excluding prior year development [6]	(222)	(132)	(41)	(73)	(50)	77%	32%	(292)	(164)	44%
Prior year reserve development:
Catastrophe loss and loss adjustment expenses	7	—	18	17	39	NM	129%	(14)	74	NM
Other loss and loss adjustment expenses	(50)	(61)	(12)	(8)	(11)	78%	(38%)	39	(31)	NM

Total Ongoing Operations underwriting results	53	19	287	280	253	NM	(10%)	672	820	22%
Net servicing income	12	9	18	12	15	25%	25%	40	45	13%
Net investment income	279	285	291	296	299	7%	1%	797	886	11%
Periodic net coupon settlements on credit derivatives, before-tax	—	—	—	1	1	NM	—	—	2	—
Other expenses	(50)	(56)	(53)	(75)	(40)	20%	47%	(146)	(168)	(15%)
Income tax expense	(77)	(63)	(157)	(153)	(160)	(108%)	(5%)	(404)	(470)	(16%)

Ongoing Operations core earnings	$217	$194	$386	$361	$368	70%	2%	$959	$1,115	16%

Other Operations core earnings [7]	$15	$26	$35	$(126)	$3	(80%)	NM	$28	$(88)	NM

Total Property & Casualty core earnings	$232	$220	$421	$235	$371	60%	58%	$987	$1,027	4%

CORPORATE
Total Corporate core earnings	$(40)	$(41)	$(42)	$(48)	$(51)	(28%)	(6%)	$(124)	$(141)	(14%)

CONSOLIDATED
Core earnings	$556	$498	$797	$573	$727	31%	27%	$1,744	$2,097	20%
Add: Net realized capital gains (losses), after-tax [8]	(17)	(31)	(69)	(97)	31	NM	NM	63	(135)	NM

Net income	$539	$467	$728	$476	$758	41%	59%	$1,807	$1,962	9%

[1]	Included in the nine months ended September 30, 2005 is an expense of $24, after-tax, which was an estimate of the termination value of a provision of an agreement with a distribution partner of the Company’s retail mutual funds. In addition, the three months ended December 31, 2005 included an expense of $22, after tax, representing the final settlement of this matter.

[2]	Includes charges of (i) $66, after-tax, for the nine months ended September, 2005, (ii) $36, after-tax, for the three months ended December 31, 2005, and (iii) $7, after-tax, for the three months ended March 31, 2006, to reserve for investigations by the SEC and the New York Attorney General’s Office related to market timing, by the SEC related to directed brokerage and by the New York Attorney General’s Office and the Connecticut Attorney General’s Office related to single premium group annuities.

[3]	Included in the three months ended December 31, 2005 is an expense of $18, after-tax, which is related to settlement of certain annuity contracts.

[4]	Included in the three months ended March 31, 2006 is a $34, after-tax, benefit due to a reduction in reserves related to leveraged corporate owned life insurance products following the favorable outcome of several cases during the first quarter of 2006.

[5]	The three months ended September 30, 2005 included a $6 reclassification of the Citizens’ assessment related to the third quarter 2004 hurricanes from Personal Lines to Business Insurance. The nine months ended September 30, 2005 included a Citizens’ assessment of $15 ($8 in Business Insurance and $7 in Personal Lines) related to the third quarter 2004 hurricanes. The three months ended December 31, 2005 included a Citizens’ assessment of $49 ($25 in Business Insurance and $24 in Personal Lines) related to the third and fourth quarter 2005 hurricanes. The three months ended June 30, 2006 included a reduction to the Citizens’ assessment of $34 ($18 in Business Insurance and $16 in Personal Lines) related to the third and fourth quarter 2005 hurricanes. The three months ended September 30, 2006 included a reduction to the Citizens’ assessment of $7 ($3 in Business Insurance and $4 in Personal Lines) related to the third and fourth quarter 2005 hurricanes.

[6]	Catastrophe impacts included catastrophe treaty reinstatement premium and catastrophe losses. Catastrophe impacts for the three months ended September 30, 2005 included reinstatement premium of $60 and losses of $140 from Hurricanes Katrina and Rita. Catastrophe impacts for the three months ended December 31, 2005 included reinstatement premium of $13 and losses of $132 from Hurricane Wilma.

[7]	The three months ended June 30, 2006 included a charge of $158, after-tax, as a result of the agreement with Equitas and the Company’s evaluation of the reinsurance recoverables and allowance for uncollectible reinsurance associated with older, long-term casualty liabilities.

[8]	Includes those net realized capital gains not included in core earnings. See pages C-9 and C-10 for further analysis.

C-2a

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING STATEMENTS OF OPERATIONS
THREE MONTHS ENDED SEPTEMBER 30, 2006 AND 2005

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2006	2005	Change	2006	2005	Change	2006	2005	Change	2006	2005	Change
Earned premiums	$1,129	$1,045	8%	$2,632	$2,517	5%	$—	$—	—	$3,761	$3,562	6%
Fee income	1,149	1,026	12%	—	—	—	3	3	—	1,152	1,029	12%
Net investment income
Securities available-for-sale and other	802	771	4%	359	349	3%	3	4	(25%)	1,164	1,124	4%
Equity securities held for trading [1]	1,185	1,500	(21%)	—	—	—	—	—	—	1,185	1,500	(21%)

Total net investment income	1,987	2,271	(13%)	359	349	3%	3	4	(25%)	2,349	2,624	(10%)
Other revenues	—	—	—	118	115	3%	—	1	(100%)	118	116	2%
Net realized capital gains (losses)	11	(26)	NM	16	2	NM	—	—	—	27	(24)	NM

Total revenues	4,276	4,316	(1%)	3,125	2,983	5%	6	8	(25%)	7,407	7,307	1%

Benefits, claims and claim adjustment expenses [1]	2,738	2,926	(6%)	1,753	1,843	(5%)	—	—	—	4,491	4,769	(6%)
Amortization of deferred policy acquisition costs and present value of future profits	308	321	(4%)	531	500	6%	—	—	—	839	821	2%
Insurance operating costs and expenses	675	612	10%	157	174	(10%)	—	—	—	832	786	6%
Interest expense	—	—	—	—	—	—	70	62	13%	70	62	13%
Other expenses	6	9	(33%)	143	156	(8%)	15	8	88%	164	173	(5%)

Total benefits and expenses	3,727	3,868	(4%)	2,584	2,673	(3%)	85	70	21%	6,396	6,611	(3%)

Income (loss) before income taxes	549	448	23%	541	310	75%	(79)	(62)	(27%)	1,011	696	45%

Income tax expense (benefit)	121	102	19%	160	77	108%	(28)	(22)	(27%)	253	157	61%

Net income (loss)	428	346	24%	381	233	64%	(51)	(40)	(28%)	758	539	41%

Less: Net realized capital gains (losses), after-tax	21	(18)	NM	10	1	NM	—	—	—	31	(17)	NM

Core earnings	$407	$364	12%	$371	$232	60%	$(51)	$(40)	(28%)	$727	$556	31%

[1]	Includes dividend income and mark-to-market effects of trading securities supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, claims and claim adjustment expenses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING STATEMENTS OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2006 AND 2005

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	2006	2005	Change	2006	2005	Change	2006	2005	Change	2006	2005	Change
Earned premiums	$3,483	$3,091	13%	$7,805	$7,602	3%	$—	$—	—	$11,288	$10,693	6%
Fee income	3,423	2,936	17%	—	—	—	9	8	13%	3,432	2,944	17%
Net investment income
Securities available-for-sale and other	2,359	2,233	6%	1,081	1,014	7%	9	16	(44%)	3,449	3,263	6%
Equity securities held for trading [1]	669	2,024	(67%)	—	—	—	—	—	—	669	2,024	(67%)

Total net investment income	3,028	4,257	(29%)	1,081	1,014	7%	9	16	(44%)	4,118	5,287	(22%)
Other revenues	—	—	—	355	342	4%	1	2	(50%)	356	344	3%
Net realized capital gains (losses)	(265)	57	NM	(8)	50	NM	—	(2)	100%	(273)	105	NM

Total revenues	9,669	10,341	(6%)	9,233	9,008	2%	19	24	(21%)	18,921	19,373	(2%)

Benefits, claims and claim adjustment expenses [1]	5,384	6,421	(16%)	5,357	5,145	4%	—	4	(100%)	10,741	11,570	(7%)
Amortization of deferred policy acquisition costs and present value of future profits	913	887	3%	1,572	1,490	6%	—	—	—	2,485	2,377	5%
Insurance operating costs and expenses	1,953	1,815	8%	405	486	(17%)	—	—	—	2,358	2,301	2%
Interest expense	—	—	—	—	—	—	207	189	10%	207	189	10%
Other expenses	22	22	—	478	454	5%	30	23	30%	530	499	6%

Total benefits and expenses	8,272	9,145	(10%)	7,812	7,575	3%	237	216	10%	16,321	16,936	(4%)

Income (loss) before income taxes	1,397	1,196	17%	1,421	1,433	(1%)	(218)	(192)	(14%)	2,600	2,437	7%

Income tax expense (benefit)	315	283	11%	400	414	(3%)	(77)	(67)	(15%)	638	630	1%

Net income (loss)	1,082	913	19%	1,021	1,019	—	(141)	(125)	(13%)	1,962	1,807	9%

Less: Net realized capital gains (losses), after-tax	(129)	32	NM	(6)	32	NM	—	(1)	100%	(135)	63	NM

Core earnings	$1,211	$881	37%	$1,027	$987	4%	$(141)	$(124)	(14%)	$2,097	$1,744	20%

[1]	Includes dividend income and mark-to-market effects of trading securities supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, claims and claim adjustment expenses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS
AS OF SEPTEMBER 30, 2006 AND DECEMBER 31, 2005

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
	Sept. 30,	Dec. 31,		Sept. 30,	Dec. 31,		Sept. 30,	Dec. 31,		Sept. 30,	Dec. 31,
	2006	2005	Change	2006	2005	Change	2006	2005	Change	2006	2005	Change
Investments
Fixed maturities, available-for-sale, at fair value	$51,869	$50,812	2%	$26,460	$25,330	4%	$376	$298	26%	$78,705	$76,440	3%
Equity securities, trading, at fair value	27,863	24,034	16%	—	—	—	—	—	—	27,863	24,034	16%
Equity securities, available-for-sale, at fair value	771	800	(4%)	783	661	18%	40	—	NM	1,594	1,461	9%
Policy loans, at outstanding balance	2,057	2,016	2%	—	—	—	—	—	—	2,057	2,016	2%
Mortgage loans on real estate	2,451	1,513	62%	291	218	33%	—	—	—	2,742	1,731	58%
Other investments	920	609	51%	843	644	31%	—	—	—	1,763	1,253	41%

Total investments	85,931	79,784	8%	28,377	26,853	6%	416	298	40%	114,724	106,935	7%
Cash	1,198	1,001	20%	156	272	(43%)	1	—	NM	1,355	1,273	6%
Premiums receivable and agents’ balances	378	426	(11%)	3,308	3,308	—	—	—	—	3,686	3,734	(1%)
Reinsurance recoverables	805	800	1%	4,232	5,560	(24%)	—	—	—	5,037	6,360	(21%)
Deferred policy acquisition costs and present value of future profits	9,125	8,567	7%	1,202	1,134	6%	1	1	—	10,328	9,702	6%
Deferred income taxes	(685)	(559)	(23%)	715	904	(21%)	442	330	34%	472	675	(30%)
Goodwill	796	796	—	152	152	—	772	772	—	1,720	1,720	—
Property and equipment, net	230	198	16%	523	485	8%	—	—	—	753	683	10%
Other assets	2,359	1,932	22%	1,404	1,614	(13%)	55	54	2%	3,818	3,600	6%
Separate account assets	162,901	150,875	8%	—	—	—	—	—	—	162,901	150,875	8%

Total assets	$263,038	$243,820	8%	$40,069	$40,282	(1%)	$1,687	$1,455	16%	$304,794	$285,557	7%

Future policy benefits, unpaid claims and claim adjustment expenses	$13,662	$12,987	5%	$21,849	$22,266	(2%)	$—	$—	—	$35,511	$35,253	1%
Other policyholder funds and benefits payable	69,296	64,452	8%	—	—	—	—	—	—	69,296	64,452	8%
Unearned premiums	86	69	25%	5,589	5,502	2%	(5)	(5)	—	5,670	5,566	2%
Debt [1]	—	—	—	—	—	—	4,076	4,767	(14%)	4,076	4,767	(14%)
Other liabilities	5,864	5,165	14%	2,884	3,865	(25%)	859	289	197%	9,607	9,319	3%
Separate account liabilities	162,901	150,875	8%	—	—	—	—	—	—	162,901	150,875	8%

Total liabilities	251,809	233,548	8%	30,322	31,633	(4%)	4,930	5,051	(2%)	287,061	270,232	6%

Equity excluding AOCI, net of tax	10,847	9,879	10%	9,451	8,398	13%	(2,629)	(3,042)	14%	17,669	15,235	16%
AOCI, net of tax	382	393	(3%)	296	251	18%	(614)	(554)	(11%)	64	90	(29%)

Total stockholders’ equity	11,229	10,272	9%	9,747	8,649	13%	(3,243)	(3,596)	10%	17,733	15,325	16%

Total liabilities and stockholders’ equity	$263,038	$243,820	8%	$40,069	$40,282	(1%)	$1,687	$1,455	16%	$304,794	$285,557	7%

[1]	Includes junior subordinated debentures.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

						Year Over
						Year	Sequential
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month
	2005	2005	2006	2006	2006	Change	Change
DEBT
Short-term debt (includes current maturities of long-term debt)	$620	$719	$721	$1,384	$995	60%	(28%)
Senior notes	2,336	2,337	2,337	2,137	2,263	(3%)	6%

Subtotal	2,956	3,056	3,058	3,521	3,258	10%	(7%)

Equity unit notes	1,020	1,020	1,020	755	330	(68%)	(56%)
Junior subordinated debentures	697	691	688	488	488	(30%)	—

Total debt	$4,673	$4,767	$4,766	$4,764	$4,076	(13%)	(14%)

STOCKHOLDERS’ EQUITY
Equity excluding AOCI, net of tax	$14,717	$15,235	$15,867	$16,307	$17,669	20%	8%
AOCI, net of tax	593	90	(457)	(924)	64	(89%)	NM

Total stockholders’ equity	$15,310	$15,325	$15,410	$15,383	$17,733	16%	15%

CAPITALIZATION
Total capitalization including AOCI, net of tax	$19,983	$20,092	$20,176	$20,147	$21,809	9%	8%

Total capitalization excluding AOCI, net of tax	$19,390	$20,002	$20,633	$21,071	$21,745	12%	3%

DEBT TO CAPITALIZATION RATIOS
Ratios Including AOCI
Total debt to capitalization	23.4%	23.7%	23.6%	23.7%	18.7%	(4.7)	(5.0)

Ratios Excluding AOCI
Total debt to capitalization	24.1%	23.8%	23.1%	22.6%	18.7%	(5.4)	(3.9)
Debt (including the adjusted unfunded pension liability, minimum lease payments, and 75% equity credit on equity units) to capitalization [1] [2]	25.3%	23.9%	22.1%	21.6%	20.5%	(4.8)	(1.1)

[1]	Reflects the assignment by certain rating agencies in the leverage calculation of 75% equity credit to the forward purchase contracts of $1,020 underlying equity units.

[2]	Reflects a rating agency assignment in the leverage calculation of an estimate of the adjusted unfunded pension liability of the Company’s defined benefit plans and the present value of anticipated lease payments for total adjustments of $1.3 billion, $995, $753, $736, and $797 for the three months ended September 30, 2005, December 31, 2005, March 31, 2006, June 30, 2006, and September 30, 2006, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

		PROPERTY &
	LIFE	CASUALTY	CORPORATE	CONSOLIDATED
As of September 30, 2006
Fixed maturities unrealized gain	$592	$301	$—	$893
Equities unrealized gain	9	75	6	90
Net deferred loss on cash-flow hedging instruments	(176)	(19)	—	(195)

Total unrealized gain	425	357	6	788
Foreign currency translation adjustments	(43)	(61)	—	(104)
Minimum pension liability adjustment	—	—	(620)	(620)

Total accumulated other comprehensive income (loss)	$382	$296	$(614)	$64

As of December 31, 2005
Fixed maturities unrealized gain	$555	$323	$—	$878
Equities unrealized gain	18	73	—	91
Net deferred loss on cash-flow hedging instruments	(101)	(9)	—	(110)

Total unrealized gain	472	387	—	859
Foreign currency translation adjustments	(79)	(70)	—	(149)
Minimum pension liability adjustment	—	(66)	(554)	(620)

Total accumulated other comprehensive income (loss)	$393	$251	$(554)	$90

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE

	THREE MONTHS ENDED					NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	September 30,
	2005	2005	2006	2006	2006	2005	2006
Numerator:
Net income	$539	$467	$728	$476	$758	$1,807	$1,962
Less: Net realized capital gains (losses), after-tax	(17)	(31)	(69)	(97)	31	63	(135)

Core earnings	556	498	797	573	727	1,744	2,097

Denominator:
Weighted average common shares outstanding (basic)	299.2	300.7	302.2	303.3	310.0	297.1	306.0
Dilutive effect of equity units	4.6	5.5	5.7	6.0	3.8	3.8	5.2
Dilutive effect of stock compensation	3.2	3.8	3.0	3.0	2.9	3.2	2.9

Weighted average common shares outstanding and dilutive potential common shares (diluted)	307.0	310.0	310.9	312.3	316.7	304.1	314.1

Basic earnings per share
Net income	$1.80	$1.55	$2.41	$1.57	$2.45	$6.08	$6.41
Less: Net realized capital gains (losses), after-tax	(0.06)	(0.11)	(0.23)	(0.32)	0.10	0.21	(0.44)

Core earnings	1.86	1.66	2.64	1.89	2.35	5.87	6.85

Diluted earnings per share
Net income	$1.76	$1.51	$2.34	$1.52	2.39	$5.94	$6.25
Less: Net realized capital gains (losses), after-tax	(0.05)	(0.10)	(0.22)	(0.31)	0.09	0.21	(0.43)

Core earnings	1.81	1.61	2.56	1.83	2.30	5.73	6.68

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF NET REALIZED CAPITAL GAINS AND LOSSES
THREE MONTHS ENDED SEPTEMBER 30, 2006 AND 2005

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
THREE MONTHS ENDED SEPTEMBER 30, 2006 AND 2005	2006	2005	Change	2006	2005	Change	2006	2005	Change	2006	2005	Change
Net Realized Capital Gains (Losses) Excluded from
Core Earnings, Before Tax and DAC

Net gains (losses) on sales	$(5)	$17	NM	$1	$8	(88%)	$—	$—	—	$(4)	$25	NM
Impairments
Credit Related	(3)	(12)	75%	—	(3)	100%	—	—	—	(3)	(15)	80%
Other [1]	(14)	(4)	NM	(4)	(1)	NM	—	—	—	(18)	(5)	NM

Total impairments	(17)	(16)	(6%)	(4)	(4)	—	—	—	—	(21)	(20)	(5%)
Japanese fixed annuity, net [2]	38	(32)	NM	—	—	—	—	—	—	38	(32)	NM
GMWB derivatives, net [3]	9	(1)	NM	—	—	—	—	—	—	9	(1)	NM
Other [4]	(2)	14	NM	18	(2)	NM	—	—	—	16	12	33%

Total net realized capital gains (losses) excluded from core earnings, before tax and DAC	23	(18)	NM	15	2	NM	—	—	—	38	(16)	NM

Impacts of tax and deferred policy acquisition costs (“DAC”)	(2)	—	NM	(5)	(1)	NM	—	—	—	(7)	(1)	NM

Total net realized capital gains (losses) excluded from core earnings, after tax and DAC	$21	$(18)	NM	$10	$1	NM	$—	$—	—	$31	$(17)	NM

Reconciliation of Net Realized Capital Gains (Losses) Excluded from Core Earnings to Total Net Realized Capital Gains (Losses) — Before-Tax

Total net realized capital gains (losses) excluded from core earnings	$23	$(18)	NM	$15	$2	NM	$—	$—	—	$38	$(16)	NM
Total net realized capital gains (losses) included in core earnings	(12)	(8)	(50%)	1	—	NM	—	—	—	(11)	(8)	(38%)

Total net realized capital gains (losses)	$11	$(26)	NM	$16	$2	NM	$—	$—	—	$27	$(24)	NM

[1]	Primarily relates to fixed maturity impairments for which the Company was uncertain of its intent to retain the investment for a period of time sufficient to allow for a recovery to amortized cost. These impairments do not relate to security issuers’ for which the Company has current concerns regarding their ability to pay future interest and principal amounts based upon the securities contractual terms.

[2]	Represents realized gains and losses related to currency remeasurement on yen denominated fixed annuity liabilities and changes in fair value of the associated foreign currency swaps. While economically hedged, volatility exists due to a difference in the basis of accounting between the yen liabilities (historical cost) and the currency swaps (fair value). The primary difference relates to changes in Japan interest rates which are included in the fair value of the currency swaps but not the yen liabilities. If the economic impact of the change in Japan interest rates was permitted to be reflected in the value of the yen denominated fixed annuity liabilities, an estimated realized loss of $37 would have been recognized as an offset to this amount in the three months ended September 30, 2006.

[3]	Item represents the net activity associated with the guaranteed minimum withdrawal benefit (“GMWB”) feature in certain of the Company’s life products. The net activity includes the fair value of the embedded derivatives associated with these products, related reinsurance and the fair value of the derivatives used to hedge this exposure.

[4]	Primarily consists of changes in fair value on non-qualifying derivatives, changes in fair value of certain derivatives in fair value hedge relationships and hedge ineffectiveness on qualifying derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ANALYSIS OF NET REALIZED CAPITAL GAINS AND LOSSES
NINE MONTHS ENDED SEPTEMBER 30, 2006 AND 2005

	LIFE			PROPERTY & CASUALTY			CORPORATE			CONSOLIDATED
NINE MONTHS ENDED SEPTEMBER 30, 2006 AND 2005	2006	2005	Change	2006	2005	Change	2006	2005	Change	2006	2005	Change
Net Realized Capital Gains (Losses) Excluded from
Core Earnings, Before Tax and DAC

Net gains on sales	$(57)	$106	NM	$3	$57	(95%)	$—	$—	—	$(54)	$163	NM
Impairments
Credit Related	(3)	(17)	82%	—	(8)	100%	—	—	—	(3)	(25)	88%
Other [1]	(66)	(5)	NM	(41)	(1)	NM	—	—	—	(107)	(6)	NM

Total impairments	(69)	(22)	NM	(41)	(9)	NM	—	—	—	(110)	(31)	NM
Japanese fixed annuity, net [2]	(20)	(36)	44%	—	—	—	—	—	—	(20)	(36)	44%
GMWB derivatives, net [3]	(26)	7	NM	—	—	—	—	—	—	(26)	7	NM
Other [4]	(59)	23	NM	28	2	NM	—	(2)	100%	(31)	23	NM

Total net realized capital gains (losses) excluded from core earnings, before tax and DAC	(231)	78	NM	(10)	50	NM	—	(2)	100%	(241)	126	NM

Impacts of tax and deferred policy acquisition costs (“DAC”)	102	(46)	NM	4	(18)	NM	—	1	(100%)	106	(63)	NM

Total net realized capital gains (losses) excluded from core earnings, after tax and DAC	$(129)	$32	NM	$(6)	$32	NM	$—	$(1)	100%	$(135)	$63	NM

Reconciliation of Net Realized Capital Gains (Losses) Excluded from Core Earnings to Total Net Realized Capital Gains (Losses) — Before Tax
Total net realized capital gains (losses) excluded from core earnings	$(231)	$78	NM	$(10)	$50	NM	$—	$(2)	100%	$(241)	$126	NM
Total net realized capital gains (losses) included in core earnings	(34)	(21)	(62%)	2	—	NM	—	—	—	(32)	(21)	(52%)

Total net realized capital gains (losses)	$(265)	$57	NM	$(8)	$50	NM	$—	$(2)	100%	$(273)	$105	NM

[1]	Primarily relates to fixed maturity impairments for which the Company was uncertain of its intent to retain the investment for a period of time sufficient to allow for a recovery to amortized cost. These impairments do not relate to security issuers’ for which the Company has current concerns regarding their ability to pay future interest and principal amounts based upon the securities contractual terms.

[2]	Represents realized gains and losses related to currency remeasurement on yen denominated fixed annuity liabilities and changes in fair value of the associated foreign currency swaps. While economically hedged, volatility exists due to a difference in the basis of accounting between the yen liabilities (historical cost) and the currency swaps (fair value). The primary difference relates to changes in Japan interest rates which are included in the fair value of the currency swaps but not the yen liabilities. If the economic impact of the change in Japan interest rates was permitted to be reflected in the value of the yen denominated fixed annuity liabilities, an estimated realized gain of $23 would have been recognized as an offset to this amount in the nine months ended September 30, 2006.

[3]	Item represents the net activity associated with the guaranteed minimum withdrawal benefit (“GMWB”) feature in certain of the Company’s life products. The net activity includes the fair value of the embedded derivatives associated with these products, related reinsurance and the fair value of the derivatives used to hedge this exposure.

[4]	Primarily consists of changes in fair value on non-qualifying derivatives, changes in fair value of certain derivatives in fair value hedge relationships and hedge ineffectiveness on qualifying derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPUTATION OF RETURN-ON-EQUITY MEASURES

	Sept. 30,	Dec. 31,	Mar. 31,	June. 30,	Sept. 30,
	2005	2005	2006	2006	2006
Numerator [1]:
Net income – last 12 months	$2,427	$2,274	$2,336	$2,210	$2,429
Core earnings – last 12 months	$2,341	$2,242	$2,457	$2,424	$2,595

Denominator [2]:
Average equity, including AOCI	14,480.0	14,781.5	14,810.5	15,486.5	16,521.5
Less: Average AOCI	1,001.5	757.5	116.5	247.5	328.5

Average equity, excluding AOCI	13,478.5	14,024.0	14,694.0	15,239.0	16,193.0

ROE (net income last 12 months to equity including AOCI)	16.8%	15.4%	15.8%	14.3%	14.7%
ROE (core earnings last 12 months to equity excluding AOCI)	17.4%	16.0%	16.7%	15.9%	16.0%

[1]	For a reconciliation of net income to core earnings, see page C-8.

[2]	Average equity is calculated by taking the sum of equity at the beginning of the twelve month period and equity at the end of the twelve month period and dividing by 2.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
WEIGHTED AVERAGE SHARE ANALYSIS

	Three Months Ended			Twelve Months Ended			Twelve Months Ended
	September 30, 2006			December 31, 2006			December 31, 2007
	Stock		Diluted weighted	Stock		Diluted weighted	Stock		Diluted weighted
Average share	compensation	Equity units	average common	compensation	Equity units	average common	compensation	Equity units	average common
price	dilution	dilution	shares [1]	dilution	dilution	shares [1,2,3]	dilution	dilution	shares [1,2,3]
$70.00	1.8	2.1	313.9	1.8	3.5	313.8	1.8	—	323.0
$75.00	2.3	2.8	315.1	2.3	3.7	314.5	2.3	—	323.5
$80.00	2.7	3.4	316.1	2.7	3.9	315.1	2.7	—	323.9
$84.23 [4]	2.9	3.8	316.7	2.9	4.0	315.4	2.9	—	324.1
$85.00	3.0	3.8	316.8	3.0	4.0	315.5	3.0	—	324.2
$90.00	3.4	4.3	317.7	3.4	4.2	316.1	3.4	—	324.6
$95.00	3.7	4.7	318.4	3.7	4.3	316.5	3.7	—	324.9
$100.00	3.9	5.0	318.9	3.9	4.4	316.8	3.9	—	325.1
$105.00	4.1	5.4	319.5	4.1	4.5	317.1	4.1	—	325.3
$110.00	4.4	5.7	320.1	4.4	4.6	317.5	4.4	—	325.6

[1]	Based on weighted average common shares outstanding (basic) at September 30, 2006 of 310.0 million.

[2]	Reflects the settlement on August 16, 2006 of the 7% equity unit purchase contracts issued in 2003 resulting in the issuance of approximately 12.1 million common shares. Assumes settlement on November 16, 2006 of the 6% equity unit purchase contracts issued in 2002 resulting in the issuance of approximately 5.7 million common shares. All other items held constant.

[3]	Assumes no share repurchase.

[4]	Represents the three months ended September 30, 2006 average share price.

LIFE

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
FINANCIAL HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2005	2005	2006	2006	2006	Change	Change	2005	2006	Change
REVENUES
Retail Products Group
Individual Annuity	$682	$683	$697	$703	$691	1%	(2%)	$2,035	$2,091	3%
Other Retail	128	133	153	164	158	23%	(4%)	364	475	30%

Total Retail Products Group	810	816	850	867	849	5%	(2%)	2,399	2,566	7%
Retirement Plans	118	122	137	131	131	11%	—	348	399	15%
Institutional Solutions Group	358	423	518	367	429	20%	17%	997	1,314	32%
Individual Life	278	280	271	275	271	(3%)	(1%)	799	817	2%
Group Benefits	1,049	1,066	1,132	1,129	1,137	8%	1%	3,143	3,398	8%
International	141	168	180	184	194	38%	5%	356	558	57%
Other	62	(16)	(57)	(75)	80	29%	NM	275	(52)	NM

Total revenues before net investment income on equity securities held for trading	2,816	2,859	3,031	2,878	3,091	10%	7%	8,317	9,000	8%

Net investment income on equity securities held for trading [1]	1,500	1,823	454	(970)	1,185	(21%)	NM	2,024	669	(67%)

Total revenues	$4,316	$4,682	$3,485	$1,908	$4,276	(1%)	124%	$10,341	$9,669	(6%)

CORE EARNINGS BY SEGMENT
Retail Products Group
Individual Annuity	$158	$183	$160	$155	$170	8%	10%	$435	$485	11%
Other Retail [2]	14	(8)	16	11	14	—	27%	12	41	NM

Total Retail Products Group	172	175	176	166	184	7%	11%	447	526	18%

Retirement Plans	20	21	21	22	21	5%	(5%)	54	64	19%
Institutional Solutions Group	24	22	22	29	24	—	(17%)	66	75	14%
Individual Life	45	43	45	48	46	2%	(4%)	123	139	13%
Group Benefits	68	81	68	74	74	9%	—	191	216	13%
International	28	33	46	52	47	68%	(10%)	63	145	130%
Other [3], [4], [5]	7	(56)	40	(5)	11	57%	NM	(63)	46	NM

Core earnings	364	319	418	386	407	12%	5%	881	1,211	37%

Net realized gains (losses), net of tax, included in net income of Other	(18)	(28)	(72)	(78)	21	NM	NM	32	(129)	NM

Net income	$346	$291	$346	$308	$428	24%	39%	$913	$1,082	19%

Core earnings ROE (last 12 months to equity excluding AOCI)	15.7%	15.3%	16.9%	17.9%	17.7%	2.0	(0.2)
Assets under management	$270,689	$276,525	$290,409	$290,804	$302,312	12%	4%
DAC capitalization	$511	$507	$506	$473	$441		(7%)
DAC amortization	$321	$285	$299	$306	$308		1%
DAC and PVFP assets	$8,250	$8,567	$9,048	$9,362	$9,125		(3%)
United States Statutory surplus ($ in billions) [6]	$4.4	$4.3	$4.4	$4.3	$4.6

[1]	These revenues will fluctuate principally due to the investment income and the mark-to-market adjustment of the trading investment portfolio supporting the variable annuities business in the international operations, principally in Japan.

[2]	Included in the nine months ended September 30, 2005 is an expense of $24, after-tax, which has an estimate of the termination value of a provision of an agreement with a distribution partner of the Company’s retail mutual funds. In addition, the three months ended December 31, 2005 included an expense of $22, after tax, representing the final settlement of this matter.

[3]	Includes charges of (i) $66, after-tax, for the nine months ended September, 2005, (ii) $36, after-tax, for the three months ended December 31, 2005, and (iii) $7, after-tax, for the three months ended March 31, 2006, to reserve for investigations by the SEC and the New York Attorney General’s Office related to market timing, by the SEC related to directed brokerage, and by the New York Attorney General’s Office and the Connecticut Attorney General’s Office related to single premium group annuities.

[4]	Included in the three months ended December 31, 2005 is an expense of $18, after-tax, which is related to settlement of certain annuity contracts.

[5]	Included in the three months ended March 31, 2006 is a $34 benefit, after-tax, due to a reduction in litigation reserves related to leveraged corporate owned life insurance products following the favorable outcome of several cases during the first quarter of 2006.

[6]	Estimated United States statutory surplus at September 30, 2006 .

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2005	2005	2006	2006	2006	Change	Change	2005	2006	Change
REVENUES
Earned premiums	$1,045	$1,112	$1,273	$1,081	$1,129	8%	4%	$3,091	$3,483	13%
Fee income	1,026	1,064	1,118	1,156	1,149	12%	(1%)	2,936	3,423	17%
Net investment income
Securities available-for-sale and other	771	765	766	791	802	4%	1%	2,233	2,359	6%
Equity securities held for trading [1]	1,500	1,823	454	(970)	1,185	(21%)	NM	2,024	669	(67%)

Total net investment income	2,271	2,588	1,220	(179)	1,987	(13%)	NM	4,257	3,028	(29%)
Net realized capital gains (losses)	(26)	(82)	(126)	(150)	11	NM	NM	57	(265)	NM

Total revenues	4,316	4,682	3,485	1,908	4,276	(1%)	124%	10,341	9,669	(6%)

BENEFITS AND EXPENSES
Benefits, claims and claim adjustment expenses [1]	2,926	3,388	2,138	508	2,738	(6%)	NM	6,421	5,384	(16%)
Amortization of deferred policy acquisition costs and present value of future profits	321	285	299	306	308	(4%)	1%	887	913	3%
Insurance operating costs and other expenses	621	685	593	701	681	10%	(3%)	1,837	1,975	8%

Total benefits and expenses	3,868	4,358	3,030	1,515	3,727	(4%)	146%	9,145	8,272	(10%)

NET INCOME
Income before income taxes	448	324	455	393	549	23%	40%	1,196	1,397	17%
Income tax expense	102	33	109	85	121	19%	42%	283	315	11%

Net income	346	291	346	308	428	24%	39%	913	1,082	19%

Less: net realized gains (losses), net of tax, included in income of Other	(18)	(28)	(72)	(78)	21	NM	NM	32	(129)	NM

Core earnings	$364	$319	$418	$386	$407	12%	5%	881	1,211	37%

[1]	Includes dividend income and mark-to-market effects of trading securities supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, claims and claim adjustment expenses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
TOTAL ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month
TOTAL ASSETS UNDER MANAGEMENT	2005	2005	2006	2006	2006	Change	Change
Assets
General account	$89,582	$92,945	$95,730	$97,320	$100,137	12%	3%
Separate account	150,341	150,875	158,419	156,523	162,901	8%	4%

Total assets	239,923	243,820	254,149	253,843	263,038	10%	4%

Mutual fund assets	30,766	32,705	36,260	36,961	39,274	28%	6%

Total assets under management	$270,689	$276,525	$290,409	$290,804	$302,312	12%	4%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
CONSOLIDATED BALANCE SHEETS

						Year Over
						Year	Sequential
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month
	2005	2005	2006	2006	2006	Change	Change
Investments
Fixed maturities, available-for-sale, at fair value	$51,115	$50,812	$50,571	$50,453	$51,869	1%	3%
Equity securities, trading, at fair value	21,247	24,034	26,057	26,916	27,863	31%	4%
Equity securities, available-for-sale, at fair value	797	800	820	772	771	(3%)	—
Policy loans, at outstanding balance	2,009	2,016	2,007	2,110	2,057	2%	(3%)
Mortgage loans on real estate	1,178	1,513	1,920	2,269	2,451	108%	8%
Other investments	550	609	640	831	920	67%	11%

Total investments	76,896	79,784	82,015	83,351	85,931	12%	3%

Cash	1,223	1,001	1,104	888	1,198	(2%)	35%
Premiums receivable and agents’ balances	417	426	408	396	378	(9%)	(5%)
Reinsurance recoverables	722	800	805	785	805	11%	3%
Deferred policy acquisition costs and present value of future profits	8,250	8,567	9,048	9,362	9,125	11%	(3%)
Deferred income taxes	(706)	(559)	(414)	(278)	(685)	3%	(146%)
Goodwill	796	796	796	796	796	—	—
Property and equipment, net	200	198	206	213	230	15%	8%
Other assets	1,784	1,932	1,762	1,807	2,359	32%	31%
Separate account assets	150,341	150,875	158,419	156,523	162,901	8%	4%

Total assets	$239,923	$243,820	$254,149	$253,843	$263,038	10%	4%

Future policy benefits, unpaid claims and claim adjustment expenses	$12,591	$12,987	$13,163	$13,454	$13,662	9%	2%
Other policyholder funds and benefits payable	61,535	64,452	66,602	67,767	69,296	13%	2%
Unearned premiums	67	69	70	85	86	28%	1%
Other liabilities	5,036	5,165	5,641	5,790	5,864	16%	1%
Separate account liabilities	150,341	150,875	158,419	156,523	162,901	8%	4%

Total liabilities	229,570	233,548	243,895	243,619	251,809	10%	3%

Equity excluding AOCI, net of tax	9,643	9,879	10,175	10,424	10,847	12%	4%
AOCI, net of tax	710	393	79	(200)	382	(46%)	NM

Total stockholders’ equity	10,353	10,272	10,254	10,224	11,229	8%	10%

Total liabilities and stockholders’ equity	$239,923	$243,820	$254,149	$253,843	$263,038	10%	4%

Hartford Life and Accident Insurance Company NAIC RBC		368%
Hartford Life Insurance Company NAIC RBC		455%
Hartford Life and Annuity Insurance Company NAIC RBC		1110%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
DEFERRED POLICY ACQUISITION COSTS and PRESENT VALUE OF FUTURE PROFITS

		Other		Institutional
	Individual	Retail Products	Retirement	Solutions	Individual	Group		Other
	Annuity	Group	Plans	Group	Life	Benefits	International	Life	Total
YEAR-TO-DATE
Balance, December 31, 2005	$4,617	$97	$405	$81	$1,975	$95	$1,281	$16	$8,567
Adjustments to unrealized gains and losses on securities available — for — sale and other	45	—	7	—	70	—	(10)	—	112

Balance excluding adjustments to unrealized gains and losses on securities available — for — sale and other	4,662	97	412	81	2,045	95	1,271	16	8,679
Capitalization	602	62	86	40	257	42	331	—	1,420
Amortization — Deferred Policy Acquisition Costs	(557)	(44)	(22)	(22)	(92)	(30)	(151)	—	(918)
Amortization — Present Value of Future Profits	(6)	—	—	—	(18)	—	—	—	(24)
Amortization — Realized Capital Gains	—	—	—	—	—	—	—	29	29
Effect of Currency Translation Adjustment	—	—	—	—	—	—	(3)	—	(3)

Balance, September 30, 2006	4,701	115	476	99	2,192	107	1,448	45	9,183
Adjustments to unrealized gains and losses on securities available — for — sale and other	(11)	—	4	—	(48)	—	(3)	—	(58)

Balance, September 30, 2006 including adjustments to unrealized gains and losses on securities available-for-sale and other	$4,690	$115	$480	$99	$2,144	$107	$1,445	$45	$9,125

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
SUPPLEMENTAL DATA — ANNUITY DEATH AND INCOME BENEFITS

	As of September 30, 2006
	ACCOUNT	NET AMT AT	% of NAR	RETAINED
BREAKDOWN OF VARIABLE ANNUITY ACCOUNT VALUE BY BENEFIT TYPE	VALUE	RISK	REINSURED	NAR
Maximum anniversary value (MAV) [1]
MAV only	$52,640	$4,271	90%	$431
with 5% rollup [2]	3,763	433	81%	82
with Earnings Protection Benefit Rider (EPB) [3]	5,382	374	83%	64
with 5% rollup & EPB	1,382	135	81%	25

Total MAV	63,167	5,213	88%	602
Asset Protection Benefit (APB) [4]	33,561	59	47%	31
Lifetime Income Benefit (LIB) — Death Benefit [5]	2,535	3	—%	3
Reset [6] (5-7 years)	6,764	319	—%	319
Return of Premium [7]/Other	9,583	32	6%	30

SUBTOTAL U.S. GUARANTEED MINIMUM DEATH BENEFITS	$115,610	$5,626	82%	$985

JAPAN GUARANTEED MINIMUM DEATH AND INCOME BENEFITS [8]	28,265	113	53%	53

TOTAL	$143,875	$5,739	82%	$1,038

	As of	As of	As of	As of	As of
	September 30,	December 31,	March 31,	June 30,	September 30,
OTHER DATA	2005	2005	2006	2006	2006

U.S. VARIABLE ANNUITY BUSINESS
S&P 500 Index Value at end of period	1,228.81	1,248.29	1,294.83	1,270.20	1,335.85
Total Account Value	$110,413	$112,065	$115,699	$113,186	$115,610
Retained net amount of risk	1,302	1,162	1,039	1,275	985
GMDB net GAAP liability	118	118	125	129	134
JAPAN VARIABLE ANNUITY BUSINESS
Total Account Value	$21,892	$24,641	$26,696	$27,323	$28,265
Retained net amount of risk	15	9	12	180	53
GMDB/GMIB net GAAP liability	46	50	59	66	70

[1]	MAV: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any anniversary before age 80 (adjusted for withdrawals).

[2]	Rollup: the death benefit is the greatest of the MAV, current account value, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier age 80 or 100% of adjusted premiums.

[3]	EPB: the death benefit is the greatest of the MAV, current account value, or contract value plus a percentage of the contract’s growth. The contract’s growth is account value less premiums less premiums net of withdrawals, subject to a cap of 200% of premiums net of withdrawals.

[4]	APB: the death benefit is the greater of current account value or MAV, not to exceed current account value plus 25% times the greater of net premiums and MAV (each adjusted for premiums in the past 12 months).

[5]	LIB: the death benefit is the greater of current account value or MAV, net premiums paid, or a benefit amount that rachets over time, generally based on market performance.

[6]	Reset: the death benefit is the greatest of current account value, net premiums paid and the most recent five to seven year anniversary account value before age 80 (adjusted for withdrawals).

[7]	Return of premium: the death benefit is the greater of current account value and net premiums paid.

[8]	Death benefits include a Return of Premium and MAV (before age 75) death benefit and income benefits include a guarantee to return initial investment, which is adjusted for earnings liquidity or a maximum 3% of premiums, depending on the product, through a fixed annuity after a minimum deferral period of 10, 15 or 20 years. The guaranteed remaining balance related to the Japan GMIB was $19.4 billion and $15.2 billion as of September 30, 2006 and December 31, 2005, respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
REINSURANCE RECOVERABLE ANALYSIS
As of June 30, 2006
Statutory Reserve Credit and Amounts Recoverable

Gross statutory reinsurance reserve credit	$1,815
Liability for reinsurance in unauthorized companies	(8)

Net statutory reinsurance reserve credit	$1,807

Statutory amounts recoverable from reinsurers	$120

The top ten reinsurers represent $1,687 or 93% of the total statutory reserve credit and amounts recoverable.
•	4% of this amount is with reinsurers rated “A++” by A.M. Best at October 16, 2006.

•	55% of this amount is with reinsurers rated “A+” by A.M. Best at October 16, 2006.

•	33% of this amount is with reinsurers rated “A-” by A.M. Best at October 16, 2006.

•	8% of this amount is with reinsurers rated “B++” by A.M. Best at October 16, 2006.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	June 30, 2006	December 31, 2005
Statutory Capital and Surplus	$4,331	$4,348
GAAP Adjustments
Investment in subsidiaries	(471)	(469)
Deferred policy acquisition costs	9,362	8,567
Deferred taxes	(503)	(847)
Benefit reserves	(3,403)	(3,268)
Unrealized gains on investments, net of impairments	149	1,193
Asset valuation reserve and interest maintenance reserve	618	531
Goodwill	500	463
Other, net	(359)	(246)

GAAP Stockholders’ Equity	$10,224	$10,272

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP — INDIVIDUAL ANNUITY
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2005	2005	2006	2006	2006	Change	Change	2005	2006	Change
Revenues
Premiums and other considerations
Variable annuity fees	$440	$448	$462	$473	$475	8%	—	$1,266	$1,410	11%
Mutual fund and other fees	28	28	32	33	31	11%	(6%)	90	96	7%

Total fee income	468	476	494	506	506	8%	—	1,356	1,506	11%

Direct premiums	18	15	19	18	12	(33%)	(33%)	65	49	(25%)
Reinsurance premiums	(33)	(32)	(36)	(36)	(35)	(6%)	3%	(100)	(107)	(7%)

Net premiums	(15)	(17)	(17)	(18)	(23)	(53%)	(28%)	(35)	(58)	(66%)

Total premiums and other considerations	453	459	477	488	483	7%	(1%)	1,321	1,448	10%

Net investment income
Net investment income on G/A assets	250	244	234	235	226	(10%)	(4%)	776	695	(10%)
Net investment income on assigned capital	17	17	16	15	16	(6%)	7%	51	47	(8%)
Charge for invested capital	(40)	(38)	(33)	(37)	(35)	13%	5%	(121)	(105)	13%

Total net investment income	227	223	217	213	207	(9%)	(3%)	706	637	(10%)
Net realized capital gains	2	1	3	2	1	(50%)	(50%)	8	6	(25%)

Total revenues	682	683	697	703	691	1%	(2%)	2,035	2,091	3%

Benefits and Expenses
Benefits and claims
Death benefits	6	9	10	8	9	50%	13%	27	27	—
Other contract benefits	24	22	22	23	15	(38%)	(35%)	63	60	(5%)
Change in reserve	1	(6)	3	2	3	NM	50%	24	8	(67%)
Sales inducements	10	10	9	14	12	20%	(14%)	29	35	21%
Interest credited on G/A assets	177	171	163	160	158	(11%)	(1%)	546	481	(12%)

Total benefits and claims	218	206	207	207	197	(10%)	(5%)	689	611	(11%)

Other insurance expenses
Commissions & wholesaling expenses	232	230	265	280	257	11%	(8%)	726	802	10%
Operating expenses	47	54	45	52	53	13%	2%	149	150	1%
Premium taxes and other expenses	4	—	3	5	4	—	(20%)	14	12	(14%)

Subtotal – expenses before deferral	283	284	313	337	314	11%	(7%)	889	964	8%
Deferred policy acquisition costs	(176)	(170)	(202)	(213)	(187)	(6%)	12%	(572)	(602)	(5%)

Total other insurance expense	107	114	111	124	127	19%	2%	317	362	14%
Amortization of deferred policy acquisition costs	173	185	187	192	184	6%	(4%)	505	563	11%

Total benefits and expenses	498	505	505	523	508	2%	(3%)	1,511	1,536	2%

Income before income taxes	184	178	192	180	183	(1%)	2%	524	555	6%
Income tax expense (benefit) [1]	26	(5)	32	25	13	(50%)	(48%)	89	70	(21%)

Net income [2]	$158	$183	$160	$155	$170	8%	10%	$435	$485	11%

[1]	The three months ended September 30, 2006 includes an additional $14 of tax benefits related to DRD and foreign tax credit. Also, the three months ended September 30, 2005 and December 31, 2005 includes $9 and $40, respectively, of additional tax benefits related to a change in DRD estimates.

[2]	Net income equals core earnings for this segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP — OTHER
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2005	2005	2006	2006	2006	Change	Change	2005	2006	Change
Revenues
Premiums and other considerations
Variable annuity fees	$3	$3	$3	$3	$1	(67%)	(67%)	$6	$7	17%
Mutual fund and other fees	123	129	151	161	156	27%	(3%)	355	468	32%

Total fee income	126	132	154	164	157	25%	(4%)	361	475	32%

Net investment income
Net investment income on G/A assets	2	1	(1)	2	1	(50%)	(50%)	3	2	(33%)

Total net investment income	2	1	(1)	2	1	(50%)	(50%)	3	2	(33%)

Net realized capital (losses)	—	—	—	(2)	—	—	100%	—	(2)	—

Total revenues	128	133	153	164	158	23%	(4%)	364	475	30%

Benefits and Expenses

Other insurance expenses

Commissions & wholesaling expenses	78	89	109	120	107	37%	(11%)	226	336	49%
Operating expenses	21	26	24	28	26	24%	(7%)	67	78	16%
Premium taxes and other expenses [1]	7	35	5	7	3	(57%)	(57%)	52	15	(71%)

Subtotal — expenses before deferral	106	150	138	155	136	28%	(12%)	345	429	24%

Deferred policy acquisition costs	(14)	(16)	(21)	(23)	(18)	(29%)	22%	(41)	(62)	(51%)

Total other insurance expense	92	134	117	132	118	28%	(11%)	304	367	21%

Amortization of deferred policy acquisition costs	14	13	11	16	17	21%	6%	41	44	7%

Total benefits and expenses	106	147	128	148	135	27%	(9%)	345	411	19%

Income (loss) before income taxes	22	(14)	25	16	23	5%	44%	19	64	NM

Income tax expense (benefit)	8	(6)	9	5	9	13%	80%	7	23	NM

Net income (loss) [2]	$14	$(8)	$16	$11	$14	—	27%	$12	$41	NM

[1]	Included in the three months ended June 30, 2005 and December 31, 2005 the Company recorded amounts of $37 and $33, pre-tax, in association with the termination of a provision of an agreement with a distribution partner of the Company’s mutual funds.

[2]	Net income equals core earnings for this segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — SALES/DEPOSITS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2005	2005	2006	2006	2006	Change	Change	2005	2006	Change
Individual Annuity
Broker-dealer	$1,676	$1,582	$1,941	$2,074	$1,943	16%	(6%)	$5,386	$5,958	11%
Banks	1,127	1,001	1,237	1,359	1,196	6%	(12%)	3,548	3,792	7%

Total sales/deposits by distribution	2,803	2,583	3,178	3,433	3,139	12%	(9%)	8,934	9,750	9%

Variable	2,748	2,497	3,091	3,228	2,681	(2%)	(17%)	8,737	9,000	3%
Fixed MVA/other	55	86	87	205	458	NM	123%	197	750	NM

Total sales/deposits by product	2,803	2,583	3,178	3,433	3,139	12%	(9%)	8,934	9,750	9%

Retail Mutual Funds	1,307	1,739	2,692	2,779	2,560	96%	(8%)	4,074	8,031	97%

529 College Savings Plan/Specialty Products/Other	129	136	153	136	131	2%	(4%)	344	420	22%

Total Retail Products Group	$4,239	$4,458	$6,023	$6,348	$5,830	38%	(8%)	$13,352	$18,201	36%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month
	2005	2005	2006	2006	2006	Change	Change
INDIVIDUAL ANNUITY
General account	$17,324	$16,872	$16,460	$16,202	$15,708	(9%)	(3%)
Non-guaranteed separate account	96,591	98,664	102,304	100,058	102,669	6%	3%

Total Individual Annuity	$113,915	$115,536	$118,764	$116,260	$118,377	4%	2%

BY PRODUCT
Individual Annuity
Individual Variable Annuities
General account	$7,120	$6,771	$6,517	$6,292	$5,949	(16%)	(5%)
Non-guaranteed separate account	96,472	98,543	102,178	99,932	102,540	6%	3%

Total individual variable annuities	103,592	105,314	108,695	106,224	108,489	5%	2%

Fixed MVA & other individual annuities [1]	10,323	10,222	10,069	10,036	9,888	(4%)	(1%)

Total Individual Annuity	113,915	115,536	118,764	116,260	118,377	4%	2%

Specialty Products/Other — Segregated Assets	286	336	386	417	454	59%	9%

Mutual Fund Assets
Retail mutual fund assets	27,522	29,063	31,988	32,611	34,720	26%	6%
Specialty Product/Other mutual fund assets	293	335	396	439	503	72%	15%
529 College Savings Plan assets	608	669	744	764	811	33%	6%

Total Mutual Fund Assets	28,423	30,067	33,128	33,814	36,034	27%	7%

Total Retail Products Group Assets Under Management	$142,624	$145,939	$152,278	$150,491	$154,865	9%	3%

[1]	Internal transfer of single premium immediate annuity business from Fixed Annuities business to Institutional Solutions Group.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — INDIVIDUAL ANNUITY — ACCOUNT VALUE ROLLFORWARD [1]

		THREE MONTHS ENDED
		Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,
		2005	2005	2006	2006	2006
VARIABLE ANNUITIES	Beginning balance	$99,747	$103,592	$105,314	$108,695	$106,224
	Sales/Deposits	2,748	2,497	3,091	3,228	2,681
	Surrenders	(2,745)	(3,021)	(3,505)	(3,468)	(3,279)
	Death benefits/annuity payouts	(364)	(365)	(413)	(393)	(373)
	Transfers [2]	13	9	(1)	(5)	(17)

	Net Flows	(348)	(880)	(828)	(638)	(988)
	Change in market value/change in reserve/interest credited	4,186	2,599	4,204	(1,838)	3,249
	Other [4]	7	3	5	5	4

	Ending balance	$103,592	$105,314	$108,695	$106,224	$108,489

FIXED MVA AND OTHER	Beginning balance	$10,553	$10,323	$10,222	$10,069	$10,036
	Sales/Deposits	55	86	87	205	458
	Surrenders	(297)	(197)	(246)	(250)	(311)
	Death benefits/annuity payouts	(122)	(120)	(127)	(127)	(104)
	Transfers [2]	3	9	11	23	39

	Net Flows	(361)	(222)	(275)	(149)	82
	Change in market value/change in reserve/interest credited	131	121	122	116	120
	Other [3]	—	—	—	—	(350)

	Ending balance	$10,323	$10,222	$10,069	$10,036	$9,888

TOTAL INDIVIDUAL ANNUITY	Beginning balance	$110,300	$113,915	$115,536	$118,764	$116,260
	Sales/Deposits	2,803	2,583	3,178	3,433	3,139
	Surrenders	(3,042)	(3,218)	(3,751)	(3,718)	(3,590)
	Death benefits/annuity payouts	(486)	(485)	(540)	(520)	(477)
	Transfers [2]	16	18	10	18	22

	Net Flows	(709)	(1,102)	(1,103)	(787)	(906)
	Change in market value/change in reserve/interest credited	4,317	2,720	4,326	(1,722)	3,369
	Other [3][4]	7	3	5	5	(346)

	Ending balance	$113,915	$115,536	$118,764	$116,260	$118,377

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Includes internal product exchanges, policyholder balance transfers from the accumulation phase to the annuitization phase, and death benefits remaining on deposit.

[3]	Internal transfer of single premium immediate annuity business from Individual Annuity to Institutional.

[4]	Includes a bonus on certain products, front end loads on A share products and annual maintenance fees.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETAIL PRODUCTS GROUP
SUPPLEMENTAL DATA — OTHER RETAIL — ASSET ROLLFORWARD

		THREE MONTHS ENDED
		Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,
		2005	2005	2006	2006	2006
RETAIL MUTUAL FUNDS
	Beginning balance	$25,958	$27,522	$29,063	$31,988	$32,611
	Sales/Deposits	1,307	1,739	2,692	2,779	2,560
	Redemptions	(1,234)	(1,180)	(1,164)	(1,390)	(1,365)

	Net Sales	73	559	1,528	1,389	1,195
	Change in market value	1,509	1,003	1,429	(734)	939
	Other [1]	(18)	(21)	(32)	(32)	(25)

	Ending balance	$27,522	$29,063	$31,988	$32,611	$34,720

[1]	Includes front end loads on A share products

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2005	2005	2006	2006	2006	Change	Change	2005	2006	Change
Revenues
Premiums and other considerations
Variable annuity fees	$36	$38	$40	$45	$44	22%	(2%)	$102	$129	26%
Mutual fund and other fees	4	3	3	3	4	—	33%	9	10	11%

Total fee income	40	41	43	48	48	20%	—	111	139	25%

Direct premiums	1	2	14	2	1	—	(50%)	8	17	113%

Total premiums and other considerations	41	43	57	50	49	20%	(2%)	119	156	31%

Net investment income
Net investment income on G/A assets	75	79	78	78	80	7%	3%	224	236	5%
Net investment income on assigned capital	3	2	2	3	2	(33%)	(33%)	8	7	(13%)
Charge for invested capital	—	(1)	—	(1)	—	—	100%	(1)	(1)	—

Total net investment income	78	80	80	80	82	5%	3%	231	242	5%
Net realized capital gains (losses)	(1)	(1)	—	1	—	100%	(100%)	(2)	1	NM

Total revenues	118	122	137	131	131	11%	—	348	399	15%

Benefits and Expenses
Benefits and claims
Death benefits	—	—	1	(1)	1	—	NM	1	1	—
Other contract benefits	13	14	13	13	13	—	—	40	39	(3%)
Change in reserve	(6)	(6)	5	(5)	(5)	17%	—	(15)	(5)	67%
Interest credited on G/A assets	50	51	50	52	52	4%	—	146	154	5%

Total benefits and claims	57	59	69	59	61	7%	3%	172	189	10%

Other insurance expenses
Commissions & wholesaling expenses	15	18	20	19	20	33%	5%	46	59	28%
Operating expenses	40	47	38	44	48	20%	9%	113	130	15%
Premium taxes and other expenses	1	(3)	—	1	(2)	NM	NM	—	(1)	—

Subtotal — expenses before deferral	56	62	58	64	66	18%	3%	159	188	18%
Deferred policy acquisition costs	(24)	(35)	(27)	(29)	(30)	(25%)	(3%)	(71)	(86)	(21%)

Total other insurance expense	32	27	31	35	36	13%	3%	88	102	16%

Amortization of deferred policy acquisition costs	5	9	8	8	6	20%	(25%)	17	22	29%

Total benefits and expenses	94	95	108	102	103	10%	1%	277	313	13%

Income before income taxes	24	27	29	29	28	17%	(3%)	71	86	21%
Income tax expense	4	6	8	7	7	75%	—	17	22	29%

Net income [1]	$20	$21	$21	$22	$21	5%	(5%)	$54	$64	19%

[1]	Net income equals core earnings for this segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — SALES/DEPOSITS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2005	2005	2006	2006	2006	Change	Change	2005	2006	Change
401K
Annuity — plan/participant rollovers	$420	$442	$741	$389	$428	2%	10%	$1,313	$1,558	19%
Annuity — ongoing contributions	317	312	437	405	408	29%	1%	935	1,250	34%

Total 401K Annuity	737	754	1,178	794	836	13%	5%	2,248	2,808	25%
Mutual funds	54	73	57	69	67	24%	(3%)	162	193	19%

Total 401K	791	827	1,235	863	903	14%	5%	2,410	3,001	25%

Governmental
Annuity — plan/participant rollovers	94	48	104	132	76	(19%)	(42%)	180	312	73%
Annuity — ongoing contributions	227	217	215	229	215	(5%)	(6%)	704	659	(6%)

Total Annuity	321	265	319	361	291	(9%)	(19%)	884	971	10%
Mutual funds [1]	41	13	—	—	—	(100%)	—	63	—	(100%)

Total Governmental	362	278	319	361	291	(20%)	(19%)	947	971	3%

Total Retirement Plans	$1,153	$1,105	$1,554	$1,224	$1,194	4%	(2%)	$3,357	$3,972	18%

[1]	Internal transfer from Retirement Plans Governmental business to Institutional Solutions Group.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month
	2005	2005	2006	2006	2006	Change	Change
401K
General account	$1,247	$1,230	$1,287	$1,278	$1,313	5%	3%
Non-guaranteed separate account	7,056	7,612	8,751	9,004	9,691	37%	8%

Total 401K	$8,303	$8,842	$10,038	$10,282	$11,004	33%	7%

GOVERNMENTAL
General account	$4,284	$4,323	$4,336	$4,412	$4,431	3%	—
Non-guaranteed separate account	5,878	6,152	6,091	6,046	6,260	6%	4%

Total Governmental	$10,162	$10,475	$10,427	$10,458	$10,691	5%	2%

TOTAL RETIREMENT
General account	$5,531	$5,553	$5,623	$5,690	$5,744	4%	1%
Non-guaranteed separate account	12,934	13,764	14,842	15,050	15,951	23%	6%

Total Retirement Plans account value	$18,465	$19,317	$20,465	$20,740	$21,695	17%	5%

BY PRODUCT

401K — Annuity	$8,303	$8,842	$10,038	$10,282	$11,004	33%	7%
Governmental — Annuity	10,162	10,475	10,427	10,458	10,691	5%	2%

Total Retirement Plans account value	18,465	19,317	20,465	20,740	21,695	17%	5%

Mutual Fund Assets
401K mutual fund assets	872	947	1,032	1,040	1,036	19%	—
Governmental mutual fund assets [1]	147	163	—	—	—	(100%)	—

Total Mutual Fund Assets	1,019	1,110	1,032	1,040	1,036	2%	—

Total Retirement Plans Assets Under Management	$19,484	$20,427	$21,497	$21,780	$22,731	17%	4%

[1]	Internal transfer from Retirement Plans Governmental business to Institutional Solutions Group.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
RETIREMENT PLANS
SUPPLEMENTAL DATA — ACCOUNT VALUE ROLLFORWARD [1]

		THREE MONTHS ENDED
		Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,
		2005	2005	2006	2006	2006
401K
(EXCLUDING ALL MUTUAL FUNDS)	Beginning balance	$7,538	$8,303	$8,842	$10,038	$10,282
	Sales/Deposits	737	754	1,178	794	836
	Surrenders	(268)	(418)	(361)	(369)	(382)
	Death benefits/annuity payouts	(6)	(7)	(8)	(8)	(7)

	Net Flows	463	329	809	417	447
	Change in market value/change in reserve/interest credited	302	210	387	(173)	275

	Ending balance	$8,303	$8,842	$10,038	$10,282	$11,004

GOVERNMENTAL
(EXCLUDING ALL MUTUAL FUNDS)	Beginning balance	$10,054	$10,162	$10,475	$10,427	$10,458
	Sales/Deposits	321	265	319	361	291
	Surrenders	(570)	(185)	(260)	(221)	(283)
	Death benefits/annuity payouts	(14)	(17)	(14)	(16)	(13)

	Net Flows	(263)	63	45	124	(5)
	Change in market value/change in reserve/interest credited	371	250	320	(93)	238
	Transfers [2]	—	—	(413)	—	—

	Ending balance	$10,162	$10,475	$10,427	$10,458	$10,691

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	Internal transfer from Retirement Plans Governmental business to Institutional Solutions Group.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2005	2005	2006	2006	2006	Change	Change	2005	2006	Change
Revenues
Premiums and other considerations
Variable annuity fees	$15	$16	$15	$16	$16	7%	—	$42	$47	12%
Cost of insurance charges	6	7	9	6	10	67%	67%	40	25	(38%)
Mutual fund and other fees	5	—	3	6	6	20%	—	14	15	7%

Total fee income	26	23	27	28	32	23%	14%	96	87	(9%)

Direct premiums	126	181	267	92	143	13%	55%	323	502	55%

Total premiums and other considerations	152	204	294	120	175	15%	46%	419	589	41%

Net investment income
Net investment income on G/A assets	203	215	220	243	251	24%	3%	566	714	26%
Net investment income on assigned capital	5	5	5	5	5	—	—	15	15	—
Charge for invested capital	(1)	1	—	—	—	100%	—	—	—	—

Total net investment income	207	221	225	248	256	24%	3%	581	729	25%
Net realized capital (losses)	(1)	(2)	(1)	(1)	(2)	(100%)	(100%)	(3)	(4)	(33%)

Total revenues	358	423	518	367	429	20%	17%	997	1,314	32%

Benefits and Expenses
Benefits and claims
Death benefits	5	11	10	7	11	120%	57%	41	28	(32%)
Other contract benefits	75	73	78	82	92	23%	12%	219	252	15%
Change in reserve	121	177	260	83	137	13%	65%	308	480	56%
Interest credited on G/A assets	99	110	115	127	135	36%	6%	273	377	38%

Total benefits and claims	300	371	463	299	375	25%	25%	841	1,137	35%

Other insurance expenses
Commissions & wholesaling expenses	12	10	11	10	10	(17%)	—	30	31	3%
Operating expenses	16	18	15	18	16	—	(11%)	44	49	11%
Premium taxes and other expenses	4	(1)	3	4	6	50%	50%	11	13	18%

Subtotal — expenses before deferral	32	27	29	32	32	—	—	85	93	9%
Deferred policy acquisition costs	(17)	(13)	(13)	(13)	(14)	18%	(8%)	(43)	(40)	7%

Total other insurance expense	15	14	16	19	18	20%	(5%)	42	53	26%
Amortization of deferred policy acquisition costs	9	9	8	8	6	(33%)	(25%)	23	22	(4%)

Total benefits and expenses	324	394	487	326	399	23%	22%	906	1,212	34%

Income before income taxes	34	29	31	41	30	(12%)	(27%)	91	102	12%
Income tax expense	10	7	9	12	6	(40%)	(50%)	25	27	8%

Net income [1]	$24	$22	$22	$29	$24	—	(17%)	$66	$75	14%

[1]	Net income equals core earnings for this segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — SALES/DEPOSITS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2005	2005	2006	2006	2006	Change	Change	2005	2006	Change
Institutional
Structured settlements	$187	$159	$203	$139	$119	(36%)	(14%)	$488	$461	(6%)
Institutional annuities	9	147	136	13	97	NM	NM	31	246	NM
GIC/Funding agreements/registered notes	1,099	311	565	712	623	(43%)	(13%)	2,344	1,900	(19%)
Other	7	302	22	138	108	NM	(22%)	211	268	27%

Subtotal	1,302	919	926	1,002	947	(27%)	(5%)	3,074	2,875	(6%)
Mutual funds	134	172	385	223	128	(4%)	(43%)	631	736	17%

Total Institutional	1,436	1,091	1,311	1,225	1,075	(25%)	(12%)	3,705	3,611	(3%)

Private Placement Life Insurance
Corporate owned	241	22	94	232	131	(46%)	(44%)	475	457	(4%)
High net worth	4	9	12	12	11	175%	(8%)	59	35	(41%)

Total Private Placement Life Insurance	245	31	106	244	142	(42%)	(42%)	534	492	(8%)

Total Institutional Solutions Group	$1,681	$1,122	$1,417	$1,469	$1,217	(28%)	(17%)	$4,239	$4,103	(3%)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — ASSETS UNDER MANAGEMENT

						Year Over
						Year	Sequential
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month
	2005	2005	2006	2006	2006	Change	Change
INSTITUTIONAL
General account	$13,680	$14,034	$14,695	$15,415	$16,429	20%	7%
Guaranteed separate account	358	417	397	385	416	16%	8%
Non-guaranteed separate account	3,136	3,466	3,925	3,930	4,165	33%	6%

Total Institutional	$17,174	$17,917	$19,017	$19,730	$21,010	22%	6%

PRIVATE PLACEMENT LIFE INSURANCE
General account	$10	$7	$7	$7	$7	(30%)	—
Non-guaranteed separate account	23,528	23,829	24,209	24,622	25,118	7%	2%

Total Private Placement Life Insurance	$23,538	$23,836	$24,216	$24,629	$25,125	7%	2%

TOTAL INSTITUTIONAL SOLUTIONS GROUP
General account	$13,690	$14,041	$14,702	$15,422	$16,436	20%	7%
Guaranteed separate account	358	417	397	385	416	16%	8%
Non-guaranteed separate account	26,664	27,295	28,134	28,552	29,283	10%	3%

Total Institutional Solutions Group account value	$40,712	$41,753	$43,233	$44,359	$46,135	13%	4%

BY PRODUCT
Institutional
Structured settlements	$4,492	$4,652	$4,856	$4,991	$5,108	14%	2%
Institutional annuities	2,491	2,637	2,733	2,714	2,828	14%	4%
GIC/Funding agreements/registered notes	7,163	7,275	7,610	8,200	8,671	21%	6%
Other	3,028	3,353	3,818	3,825	4,403	45%	15%

Total Institutional	17,174	17,917	19,017	19,730	21,010	22%	6%

Private Placement Life Insurance	23,538	23,836	24,216	24,629	25,125	7%	2%

Total Institutional Solutions Group account value	40,712	41,753	43,233	44,359	46,135	13%	4%
Institutional Mutual Fund Assets	1,324	1,528	2,100	2,107	2,204	66%	5%

Total Institutional Solutions Group Assets Under Management	$42,036	$43,281	$45,333	$46,466	$48,339	15%	4%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INSTITUTIONAL SOLUTIONS GROUP
SUPPLEMENTAL DATA — ACCOUNT VALUE AND ASSET ROLLFORWARD [1]

		THREE MONTHS ENDED
		Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,
		2005	2005	2006	2006	2006
INSTITUTIONAL
(EXCLUDING ALL MUTUAL FUNDS)	Beginning balance	$16,076	$17,174	$17,917	$19,017	$19,730
	Sales/Deposits	1,302	919	926	1,002	947
	Surrenders	(296)	(316)	(374)	(284)	(327)
	Death benefits/annuity payouts	(119)	(118)	(126)	(131)	(145)

	Net Flows	887	485	426	587	475
	Change in market value/change in reserve/interest credited	211	258	261	126	455
	Transfers [2]	—	—	413	—	350

	Ending balance	$17,174	$17,917	$19,017	$19,730	$21,010

PRIVATE PLACEMENT LIFE INSURANCE
	Beginning balance	$23,057	$23,538	$23,836	$24,216	$24,629
	Sales/Deposits	245	31	106	244	142
	Surrenders	(16)	(4)	(10)	(14)	(1)
	Death benefits/annuity payouts	(17)	(16)	(12)	(8)	(9)

	Net Flows	212	11	84	222	132
	Change in market value/change in reserve/interest credited	311	286	347	238	397
	Other [3]	(42)	1	(51)	(47)	(33)

	Ending balance	$23,538	$23,836	$24,216	$24,629	$25,125

[1]	Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

[2]	1Q06 internal transfer from Governmental business to Institutional. 3Q06 internal transfer of single premium immediate annuity business from Individual Annuity to Institutional.

[3]	Primarily consists of cost of insurance and M&E charges.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2005	2005	2006	2006	2006	Change	Change	2005	2006	Change
Revenues
Premiums and other considerations
Variable life fees	$15	$15	$16	$17	$16	7%	(6%)	$44	$49	11%
Cost of insurance charges	118	120	122	123	125	6%	2%	348	370	6%
Other fees	74	74	65	67	59	(20%)	(12%)	201	191	(5%)

Total fee income	207	209	203	207	200	(3%)	(3%)	593	610	3%

Direct premiums	21	21	22	22	25	19%	14%	59	69	17%
Reinsurance premiums	(29)	(31)	(34)	(35)	(36)	(24%)	(3%)	(82)	(105)	(28%)

Net premiums	(8)	(10)	(12)	(13)	(11)	(38%)	15%	(23)	(36)	(57%)

Total premiums and other considerations	199	199	191	194	189	(5%)	(3%)	570	574	1%

Net investment income
Net investment income on G/A assets	83	84	83	86	85	2%	(1%)	244	254	4%
Net investment income on assigned capital	3	4	3	2	3	—	50%	9	8	(11%)
Charge for invested capital	(9)	(9)	(7)	(8)	(7)	22%	13%	(27)	(22)	19%

Total net investment income	77	79	79	80	81	5%	1%	226	240	6%
Net realized capital gains	2	2	1	1	1	(50%)	—	3	3	—

Total revenues	278	280	271	275	271	(3%)	(1%)	799	817	2%

Benefits and Expenses
Benefits and claims
Death benefits	54	58	69	63	62	15%	(2%)	183	194	6%
Other contract benefits	5	6	7	7	6	20%	(14%)	15	20	33%
Change in reserve	(4)	(5)	(5)	(6)	(3)	25%	50%	(13)	(14)	(8%)
Interest credited on G/A assets	57	58	60	56	59	4%	5%	167	175	5%

Total benefits and claims	112	117	131	120	124	11%	3%	352	375	7%

Other insurance expenses
Commissions & wholesaling expenses	58	65	54	62	57	(2%)	(8%)	157	173	10%
Operating expenses	57	64	56	62	64	12%	3%	165	182	10%
Dividends to policyholders	1	1	1	1	—	(100%)	(100%)	2	2	—
Premium taxes and other expenses	8	8	10	11	11	38%	—	27	32	19%

Subtotal — expenses before deferral	124	138	121	136	132	6%	(3%)	351	389	11%
Deferred policy acquisition costs	(81)	(96)	(79)	(90)	(88)	(9%)	2%	(226)	(257)	(14%)

Total other insurance expense	43	42	42	46	44	2%	(4%)	125	132	6%
Amortization of deferred policy acquisition costs and present value of future profits	59	61	32	40	38	(36%)	(5%)	144	110	(24%)

Total benefits and expenses	214	220	205	206	206	(4%)	—	621	617	(1%)

Income before income taxes	64	60	66	69	65	2%	(6%)	178	200	12%
Income tax expense	19	17	21	21	19	—	(10%)	55	61	11%

Net income [1]	$45	$43	$45	$48	$46	2%	(4%)	$123	$139	13%

[1]	Net income equals core earnings for this segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
SUPPLEMENTAL DATA

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2005	2005	2006	2006	2006	Change	Change	2005	2006	Change
SALES BY DISTRIBUTION
Wirehouse/regional
broker-dealer/banks	$30	$36	$25	$30	$33	10%	10%	$84	$88	5%
Independent broker-dealer/WFS	16	25	17	17	15	(6%)	(12%)	40	49	23%
Life professional/other	16	24	18	20	20	25%	—	41	58	41%

Total sales by distribution	$62	$85	$60	$67	$68	10%	1%	$165	$195	18%

SALES BY PRODUCT
Variable life	$28	$35	$25	$27	$27	(4%)	—	$78	$79	1%
Universal life/whole life	30	46	31	36	36	20%	—	76	103	36%
Term life/other	4	4	4	4	5	25%	25%	11	13	18%

Total sales by product	$62	$85	$60	$67	$68	10%	1%	$165	$195	18%

ACCOUNT VALUE
General account	$4,758	$4,868	$4,950	$5,039	$5,123	8%	2%
Separate account	5,257	5,446	5,728	5,571	5,754	9%	3%

Total account value	$10,015	$10,314	$10,678	$10,610	$10,877	9%	3%

ACCOUNT VALUE BY PRODUCT
Variable life	$5,700	$5,902	$6,191	$6,053	$6,242	10%	3%
Universal life/interest sensitive whole life	3,599	3,696	3,775	3,850	3,932	9%	2%
Modified guaranteed life	617	611	604	598	591	(4%)	(1%)
Other	99	105	108	109	112	13%	3%

Total account value by product	$10,015	$10,314	$10,678	$10,610	$10,877	9%	3%

LIFE INSURANCE IN FORCE
Variable life	$70,569	$71,365	$71,852	$72,461	$73,126	4%	1%
Universal life/interest sensitive whole life	40,694	41,714	42,372	43,152	44,069	8%	2%
Term life	34,915	36,627	38,137	39,701	41,751	20%	5%
Modified guaranteed life	787	776	764	752	740	(6%)	(2%)
Other	313	319	320	326	324	4%	(1%)

Total life insurance in force	$147,278	$150,801	$153,445	$156,392	$160,010	9%	2%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INDIVIDUAL LIFE
ACCOUNT VALUE ROLLFORWARD

		THREE MONTHS ENDED
		Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,
		2005	2005	2006	2006	2006
VARIABLE LIFE	Beginning balance	$5,433	$5,700	$5,902	$6,191	$6,053

	First year & single premiums	69	76	68	66	72
	Renewal premiums	145	146	148	144	134

	Premiums and deposits	214	222	216	210	206
	Surrenders	(73)	(84)	(90)	(75)	(92)
	Death benefits/policy fees	(129)	(129)	(129)	(130)	(130)

	Net Flows	12	9	(3)	5	(16)
	Change in market value/interest credited	255	193	292	(143)	205

	Ending balance	$5,700	$5,902	$6,191	$6,053	$6,242

OTHER [1]	Beginning balance	$4,208	$4,315	$4,412	$4,487	$4,557

	First year & single premiums	92	112	90	102	106
	Renewal premiums	98	108	107	100	100

	Premiums and deposits	190	220	197	202	206
	Acquisitions [2]	45	—	—	—	—
	Surrenders	(58)	(47)	(46)	(50)	(41)
	Death benefits/policy fees	(124)	(130)	(130)	(132)	(140)

	Net Flows	53	43	21	20	25
	Change in market value/interest credited	54	54	54	50	53

	Ending balance	$4,315	$4,412	$4,487	$4,557	$4,635

TOTAL INDIVIDUAL LIFE	Beginning balance	$9,641	$10,015	$10,314	$10,678	$10,610

	First year & single premiums	161	188	158	168	178
	Renewal premiums	243	254	255	244	234

	Premiums and deposits	404	442	413	412	412
	Acquisitions [2]	45	—	—	—	—
	Surrenders	(131)	(131)	(136)	(125)	(133)
	Death benefits/policy fees	(253)	(259)	(259)	(262)	(270)

	Net Flows	65	52	18	25	9
	Change in market value/interest credited	309	247	346	(93)	258

	Ending balance	$10,015	$10,314	$10,678	$10,610	$10,877

[1]	Includes Universal Life, Interest Sensitive Whole Life, Modified Guaranteed Life Insurance and other.

[2]	Acquired block account value is 100% coinsured.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GROUP BENEFITS
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2005	2005	2006	2006	2006	Change	Change	2005	2006	Change
Revenues
Premiums and other considerations
ASO fees	$9	$9	$10	$8	$10	11%	25%	$27	$28	4%
Other fees	—	(1)	1	(1)	—	—	100%	1	—	(100%)

Total fee income	9	8	11	7	10	11%	43%	28	28	—

Direct premiums	853	888	944	963	969	14%	1%	2,525	2,876	14%
Reinsurance premiums	88	68	77	58	53	(40%)	(9%)	293	188	(36%)

Net premiums	941	956	1,021	1,021	1,022	9%	—	2,818	3,064	9%

Total premiums and other considerations	950	964	1,032	1,028	1,032	9%	—	2,846	3,092	9%

Net investment income
Net investment income on G/A assets	87	88	89	91	93	7%	2%	260	273	5%
Net investment income on assigned capital	12	13	12	12	13	8%	8%	37	37	—

Total net investment income	99	101	101	103	106	7%	3%	297	310	4%
Net realized capital gains (losses)	—	1	(1)	(2)	(1)	—	50%	—	(4)	—

Total revenues	1,049	1,066	1,132	1,129	1,137	8%	1%	3,143	3,398	8%

Benefits and Expenses
Benefits and claims
Death benefits	227	194	268	247	241	6%	(2%)	704	756	7%
Other contract benefits	423	427	442	440	442	4%	—	1,253	1,324	6%
Change in reserve	38	67	57	53	62	63%	17%	149	172	15%

Total benefits and claims	688	688	767	740	745	8%	1%	2,106	2,252	7%

Other insurance expenses
Commissions & wholesaling expenses	128	131	132	140	147	15%	5%	369	419	14%
Operating expenses	129	136	120	134	128	(1%)	(4%)	372	382	3%
Premium taxes and other expenses	15	21	21	19	20	33%	5%	49	60	22%

Subtotal — expenses before deferral	272	288	273	293	295	8%	1%	790	861	9%
Deferred policy acquisition costs	(14)	(18)	(12)	(16)	(14)	—	13%	(38)	(42)	(11%)

Total other insurance expense	258	270	261	277	281	9%	1%	752	819	9%
Amortization of deferred policy acquisition costs	8	9	10	10	10	25%	—	22	30	36%

Total benefits and expenses	954	967	1,038	1,027	1,036	9%	1%	2,880	3,101	8%
Income before income taxes	95	99	94	102	101	6%	(1%)	263	297	13%
Income tax expense [1]	27	18	26	28	27	—	(4%)	72	81	13%

Net income [2]	$68	$81	$68	$74	$74	9%	—	$191	$216	13%

[1]	The three months ended December 31, 2005 includes a $9 tax benefit related to the purchase of the CNA business in 2003.

[2]	Net income equals core earnings for this segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
GROUP BENEFITS
SUPPLEMENTAL DATA

							Year Over
		THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
		Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
		2005	2005	2006	2006	2006	Change	Change	2005	2006	Change
PREMIUMS	Fully Insured — Ongoing Premiums
	Group disability	$418	$427	$449	$448	$446	7%	—	$1,259	$1,343	7%
	Group life	419	422	451	456	465	11%	2%	1,221	1,372	12%
	Other	103	106	117	116	111	8%	(4%)	312	344	10%

	Total fully insured — ongoing premiums	940	955	1,017	1,020	1,022	9%	—	2,792	3,059	10%

	Total buyouts [1]	1	1	4	1	—	(100%)	(100%)	26	5	(81%)

	Total premiums	941	956	1,021	1,021	1,022	9%	—	2,818	3,064	9%
	Group disability — premium equivalents [2]	69	70	79	81	84	22%	4%	205	244	19%

	Total premiums and premium equivalents	$1,010	$1,026	$1,100	$1,102	$1,106	10%	—	$3,023	$3,308	9%

SALES (GROSS ANNUALIZED NEW PREMIUMS)	Fully Insured — Ongoing Sales
	Group disability	$54	$58	$185	$31	$61	13%	97%	$294	$277	(6%)
	Group life [3]	85	65	201	84	89	5%	6%	263	374	42%
	Other	18	13	55	19	25	39%	32%	86	99	15%

	Total fully insured — ongoing sales	157	136	441	134	175	11%	31%	643	750	17%

	Total buyouts [1]	1	1	2	3	—	(100%)	(100%)	27	5	(81%)

	Total sales	158	137	443	137	175	11%	28%	670	755	13%
	Group disability premium equivalents [2]	8	7	52	8	44	NM	NM	69	104	51%

	Total sales and premium equivalents	$166	$144	$495	$145	$219	32%	51%	$739	$859	16%

RATIOS [3]	Loss Ratio	72.4%	71.3%	74.2%	72.0%	72.2%	(0.2)	0.2	73.8%	72.8%	(1.0)
	Expense Ratio	28.0%	29.0%	26.4%	27.9%	28.2%	0.2	0.3	27.4%	27.5%	0.1

GAAP RESERVES [4]	Group disability	$4,349	$4,368	$4,413	$4,478	$4,524	4%	1%
	Group life	1,243	1,272	1,266	1,262	1,267	2%	—
	Other	159	167	176	167	162	2%	(3%)

	Total GAAP reserves	$5,751	$5,807	$5,855	$5,907	$5,953	4%	1%

[1]	Takeover of open claim liabilities and other non-recurring premium amounts.

[2]	Administrative services only (ASO) fees and claims under claim management agreements.

[3]	Ratios calculated excluding the effects of buyout premiums.

[4]	Reserve balances are net of reinsurance recoverables of $250, $238, $247, $238, and $239 as of 3Q 2005, 4Q 2005, 1Q 2006, 2Q 2006, and 3Q 2006 respectively.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL
HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Months	3 Months	SEPTEMBER 30,
	2005	2005	2006	2006	2006	Change	Change	2005	2006	Change
CORE EARNINGS
Japan operations	$33	$44	$48	$54	$54	64%	—	$76	$156	105%
Other international operations [1]	(5)	(11)	(2)	(2)	(7)	(40%)	NM	(13)	(11)	15%

Core earnings [2]	$28	$33	$46	$52	$47	68%	(10%)	63	145	130%

JAPAN SALES — Dollars
Individual Annuity
Variable	$2,809	$2,367	$2,256	$1,226	$1,184	(58%)	(3%)	$8,375	$4,666	(44%)
Fixed MVA	158	122	93	82	63	(60%)	(23%)	1,068	238	(78%)

Total sales by product	$2,967	$2,489	$2,349	$1,308	$1,247	(58%)	(5%)	$9,443	$4,904	(48%)

JAPAN SALES — Yen
Individual Annuity
Variable	¥312,311	¥278,077	¥263,934	¥140,564	¥137,767	(56%)	(2%)	¥901,555	¥542,265	(40%)
Fixed MVA	17,619	14,316	10,908	9,430	7,296	(59%)	(23%)	113,431	27,634	(76%)

Total sales by product	¥329,930	¥292,393	¥274,842	¥149,994	¥145,063	(56%)	(3%)	¥1,014,986	¥569,899	(44%)

JAPAN NET FLOWS — Dollars
Individual Annuity
Variable	$2,558	$1,938	$1,769	$881	$824	(68%)	(6%)	$7,815	$3,474	(56%)
Fixed MVA	146	104	77	71	53	(64%)	(25%)	1,000	201	(80%)

Total net flows by product	$2,704	$2,042	$1,846	$952	$877	(68%)	(8%)	$8,815	$3,675	(58%)

JAPAN NET FLOWS — Yen
Individual Annuity
Variable	¥284,656	¥227,625	¥206,954	¥100,956	¥95,938	(66%)	(5%)	¥841,048	¥403,848	(52%)
Fixed MVA	16,198	12,927	9,579	8,162	6,100	(62%)	(25%)	106,081	23,841	(78%)

Total net flows by product	¥300,854	¥240,552	¥216,533	¥109,118	¥102,038	(66%)	(6%)	¥947,129	¥427,689	(55%)

JAPAN AUM — Dollars
Individual Annuity
Variable	$21,892	$24,641	$26,696	$27,323	$28,265	29%	3%
Fixed MVA	1,407	1,463	1,545	1,667	1,676	19%	1%

Total AUM by product	$23,299	$26,104	$28,241	$28,990	$29,941	29%	—

JAPAN AUM — Yen
Individual Annuity
Variable	¥2,481,209	¥2,908,416	¥3,149,872	¥3,123,427	¥3,337,133	34%	7%
Fixed MVA	159,391	172,596	182,193	190,520	197,811	24%	4%

Total AUM by product	¥2,640,600	¥3,081,012	¥3,332,065	¥3,313,947	¥3,534,944	34%	7%

[1]	The three months ended December 31, 2005 includes an $8, after tax, change to establish a valuation allowance for deferred tax balances.

[2]	Net income equals core earnings for this segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2005	2005	2006	2006	2006	Change	Change	2005	2006	Change
Revenues
Premiums and other considerations
Variable annuity fees	$118	$134	$148	$159	$163	38%	3%	$306	$470	54%

Other fees	12	19	18	12	18	50%	50%	24	48	100%

Total fee income	130	153	166	171	181	39%	6%	330	518	57%

Reinsurance premiums	—	—	—	(3)	(3)	—	—	—	(6)	—

Net premiums	—	—	—	(3)	(3)	—	—	—	(6)	—

Total premiums and other considerations	130	153	166	168	178	37%	6%	330	512	55%

Net investment income
Net investment income on G/A assets	16	20	23	24	27	69%	13%	41	74	80%

Total net investment income	16	20	23	24	27	69%	13%	41	74	80%
Net realized capital (losses)	(8)	(11)	(14)	(16)	(16)	(100%)	—	(23)	(46)	(100%)

Total revenues	138	162	175	176	189	37%	7%	348	540	55%

Benefits and Expenses
Benefits and claims
Death and other benefits	9	4	7	7	5	(44%)	(29%)	23	19	(17%)
Interest credited on G/A assets	3	4	5	5	6	100%	20%	10	16	60%

Total benefits and claims	12	8	12	12	11	(8%)	(8%)	33	35	6%

Other insurance expenses
Commissions & wholesaling expenses	173	162	140	84	83	(52%)	(1%)	533	307	(42%)
Operating expenses	33	43	34	34	36	9%	6%	96	104	8%
Premium taxes and other expenses	12	10	10	6	8	(33%)	33%	36	24	(33%)

Subtotal — expenses before deferral	218	215	184	124	127	(42%)	2%	665	435	(35%)
Deferred policy acquisition costs	(185)	(158)	(147)	(87)	(84)	55%	3%	(574)	(318)	45%

Total other insurance expense	33	57	37	37	43	30%	16%	91	117	29%
Amortization of deferred policy acquisition costs [1]	43	28	49	48	54	26%	13%	105	151	44%

Total benefits and expenses	88	93	98	97	108	23%	11%	229	303	32%

Income before income taxes	50	69	77	79	81	62%	3%	119	237	99%
Income tax expense	17	25	29	25	27	59%	8%	43	81	88%

Net income [2]	$33	$44	$48	$54	$54	64%	—	$76	$156	105%

[1]	Included in the three months ended December 31, 2005 is a $15, pre-tax, adjustment to DAC amortization

[2]	Net income equals core earnings for Japan.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
SUPPLEMENTAL DATA — ACCOUNT VALUE ROLLFORWARD

		THREE MONTHS ENDED
		Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,
		2005	2005	2006	2006	2006
VARIABLE ANNUITIES	Beginning balance	$18,440	$21,892	$24,641	$26,696	$27,323
	Sales/premiums/other deposits	2,809	2,367	2,256	1,226	1,184
	Surrenders	(200)	(367)	(388)	(267)	(282)
	Death benefits/annuitizations/other	(51)	(62)	(99)	(78)	(78)

	Net Flows	2,558	1,938	1,769	881	824
	Change in market value/currency/change in reserve/interest credited	1,380	1,690	303	(1,126)	1,016
	Effect of currency translation	(486)	(879)	(17)	872	(898)

	Ending balance	$21,892	$24,641	$26,696	$27,323	$28,265

FIXED MVA AND OTHER	Beginning balance	$1,286	$1,407	$1,463	$1,545	$1,667

	Sales/premiums/other deposits	158	122	93	82	63
	Surrenders	(2)	(5)	(4)	(2)	(4)
	Death benefits/annuitizations/other	(10)	(13)	(12)	(9)	(6)

	Net Flows	146	104	77	71	53
	Change in market value/currency/change in reserve/interest credited	4	9	5	5	10
	Effect of currency translation	(29)	(57)	—	46	(54)

	Ending balance	$1,407	$1,463	$1,545	$1,667	$1,676

TOTAL JAPAN	Beginning balance	$19,726	$23,299	$26,104	$28,241	$28,990

	Sales/premiums/other deposits	2,967	2,489	2,349	1,308	1,247
	Surrenders	(202)	(372)	(392)	(269)	(286)
	Death benefits/annuitizations/other	(61)	(75)	(111)	(87)	(84)

	Net Flows	2,704	2,042	1,846	952	877
	Change in market value/change in reserve/interest credited	1,384	1,699	308	(1,121)	1,026
	Effect of currency translation	(515)	(936)	(17)	918	(952)

	Ending balance	$23,299	$26,104	$28,241	$28,990	$29,941

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
LIFE
INTERNATIONAL — JAPAN
SUPPLEMENTAL DATA — ACCOUNT VALUE ROLLFORWARD

			THREE MONTHS ENDED
			Sept. 30,	Dec. 31,	March 31,	June 30,	Sept. 30,
			2005	2005	2006	2006	2006
VARIABLE ANNUITIES		Beginning balance	¥2,042,998	¥2,481,209	¥2,908,416	¥3,149,872	¥3,123,427
	Sales/premiums/other deposits		312,311	278,077	263,934	140,564	137,767
	Surrenders		(22,222)	(43,178)	(45,450)	(30,678)	(32,806)
	Death benefits/annuitizations/other		(5,433)	(7,274)	(11,530)	(8,930)	(9,023)

	Net Flows		284,656	227,625	206,954	100,956	95,938
	Change in market value/change in
	reserve/interest credited		153,555	199,582	34,502	(127,401)	117,768

		Ending balance	2,481,209	2,908,416	3,149,872	3,123,427	3,337,133

FIXED MVA AND OTHER		Beginning balance	142,472	159,391	172,596	182,193	190,520

	Sales/premiums/other deposits		17,619	14,316	10,908	9,430	7,296
	Surrenders		(201)	(635)	(586)	(291)	(517)
	Death benefits/annuitizations/other		(1,220)	(754)	(743)	(977)	(679)

	Net Flows		16,198	12,927	9,579	8,162	6,100
	Change in market value/change in
	reserve/interest credited		721	278	18	165	1,191

		Ending balance	159,391	172,596	182,193	190,520	197,811

TOTAL JAPAN		Beginning balance	2,185,470	2,640,600	3,081,012	3,332,065	3,313,947
	Sales/premiums/other deposits		329,930	292,393	274,842	149,994	145,063
	Surrenders		(22,423)	(43,813)	(46,036)	(30,969)	(33,323)
	Death benefits/annuitizations/other		(6,653)	(8,028)	(12,273)	(9,907)	(9,702)

	Net Flows		300,854	240,552	216,533	109,118	102,038
	Change in market value/change in
	reserve/interest credited		154,276	199,860	34,520	(127,236)	118,959

		Ending balance	¥2,640,600	¥3,081,012	¥3,332,065	¥3,313,947	¥3,534,944

PROPERTY & CASUALTY

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
FINANCIAL HIGHLIGHTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2005	2005	2006	2006	2006	Change	Change	2005	2006	Change
TOTAL PROPERTY & CASUALTY PREMIUMS
Written premiums [1]	$2,618	$2,566	$2,629	$2,709	$2,699	3%	—	$7,921	$8,037	1%
Earned premiums [1]	2,517	2,554	2,566	2,607	2,632	5%	1%	7,602	7,805	3%

TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
Business Insurance	125	12	134	197	123	(2%)	(38%)	384	454	18%
Personal Lines	71	74	106	126	89	25%	(29%)	386	321	(17%)
Specialty Commercial	(143)	(67)	47	(43)	41	NM	NM	(98)	45	NM

Ongoing Operations underwriting results [2]	53	19	287	280	253	NM	(10%)	672	820	22%
Other Operations [3]	(53)	(35)	(21)	(266)	(62)	(17%)	77%	(191)	(349)	(83%)

Total Property & Casualty underwriting results	$—	$(16)	$266	$14	$191	—	NM	$481	$471	(2%)

ONGOING OPERATIONS UNDERWRITING RATIOS
Loss and loss adjustment expenses
Current year	69.6	67.7	63.4	65.4	65.4	4.2	—	65.6	64.8	0.8
Prior year [2] [4]	1.7	2.4	(0.2)	(0.4)	(1.1)	2.8	0.7	(0.3)	(0.5)	0.2

Total loss and loss adjustment expenses	71.3	70.2	63.3	65.1	64.4	6.9	0.7	65.3	64.2	1.1

Expenses	26.7	28.7	25.4	24.1	25.7	1.0	(1.6)	25.8	25.0	0.8
Policyholder dividends	—	0.3	0.2	0.1	0.3	(0.3)	(0.2)	0.1	0.2	(0.1)

Combined ratio	97.9	99.2	88.8	89.3	90.4	7.5	(1.1)	91.2	89.5	1.7

Catastrophes
Current year	6.4	4.7	1.6	2.8	1.9	4.5	0.9	3.1	2.1	1.0
Prior year	(0.3)	—	(0.7)	(0.7)	(1.5)	1.2	0.8	0.2	(0.9)	1.1

Catastrophe ratio [5]	6.2	4.7	0.9	2.1	0.4	5.8	1.7	3.2	1.1	2.1

Combined ratio before catastrophes	91.7	94.6	87.9	87.1	90.0	1.7	(2.9)	87.9	88.3	(0.4)

Combined ratio before catastrophes and prior year development [4]	89.8	92.1	87.4	86.9	89.6	0.2	(2.7)	88.4	87.9	0.5

Total Property & Casualty Income and ROE
Net income	$233	$217	$424	$216	$381	64%	76%	$1,019	$1,021	—
Core earnings	232	220	421	235	371	60%	58%	987	1,027	4%

Core earnings ROE (last 12 months income-equity x-AOCI)	20.6%	18.1%	17.7%	15.4%	16.7%	(3.9)	1.3

	PROPERTY & CASUALTY
	Dec. 31,	Sept. 30,
	2005	2006	Change
Selected Financial Data
Hartford Fire adjusted statutory surplus ($ in billions) [6]	$7.1	$7.8	$0.7
Hartford Fire premium to adjusted surplus ratio	1.5	1.4	(0.1)

[1]	Written and earned premiums are net of catastrophe treaty reinstatement premium related to hurricanes of $60 in the third quarter of 2005 and $13 in the fourth quarter of 2005.

[2]	Ongoing Operations prior year loss and loss adjustment expenses for the nine months ended September 30, 2005 included a net reserve release of $95, predominantly related to allocated loss adjustment expenses on auto liability claims.

[3]	The nine months ended September 30, 2005 included assumed reinsurance reserve strengthening of $73. The three months ended June 30, 2006 included a $243 charge as a result of the agreement with Equitas and the Company’s evaluation of the reinsurance recoverables and allowance for uncollectible reinsurance associated with older, long-term casualty liabilities.

[4]	Included in the prior year loss and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

[5]	Catastrophe losses for the three months ended September 30, 2005 included losses from Hurricane Katrina and Hurricane Rita. Catastrophe losses for the three months ended December 31, 2005 included losses from Hurricane Wilma.

[6]	Estimated statutory surplus as of September 30, 2006.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2005	2005	2006	2006	2006	Change	Change	2005	2006	Change
TOTAL PROPERTY & CASUALTY UNDERWRITING RESULTS
Written premiums [1]	$2,618	$2,566	$2,629	$2,709	$2,699	3%	—	$7,921	$8,037	1%
Change in unearned premium reserve	101	12	63	102	67	(34%)	(34%)	319	232	(27%)

Earned premiums [1]	2,517	2,554	2,566	2,607	2,632	5%	1%	7,602	7,805	3%

Loss and loss adjustment expenses
Current year	1,749	1,731	1,628	1,705	1,723	(1%)	1%	4,984	5,056	1%
Prior year [2]	94	87	13	258	30	(68%)	(88%)	161	301	87%

Total loss and loss adjustment expenses [3]	1,843	1,818	1,641	1,963	1,753	(5%)	(11%)	5,145	5,357	4%

Underwriting expenses	675	744	655	626	680	1%	9%	1,969	1,961	—
Dividends to policyholders	(1)	8	4	4	8	NM	100%	7	16	129%

Underwriting results	—	(16)	266	14	191	—	NM	481	471	(2%)

Net servicing income	12	9	18	12	15	25%	25%	40	45	13%
Net investment income	349	351	357	365	359	3%	(2%)	1,014	1,081	7%
Periodic net coupon settlements on credit derivatives, before-tax	—	—	—	1	1	—	—	—	2	—
Other expenses	(53)	(51)	(52)	(76)	(40)	25%	47%	(152)	(168)	(11%)
Income tax expense	(76)	(73)	(168)	(81)	(155)	(104%)	(91%)	(396)	(404)	(2%)

Core earnings	232	220	421	235	371	60%	58%	987	1,027	4%

Add: Net realized capital gains (losses), after-tax	1	(3)	3	(19)	10	NM	NM	32	(6)	NM

Net income	$233	$217	$424	$216	$381	64%	76%	$1,019	$1,021	—

Total Property & Casualty effective tax rate — net income	25.0%	24.4%	28.6%	24.4%	29.7%	4.7	5.3	28.9%	28.2%	(0.7)
Total Property & Casualty effective tax rate — core earnings	24.9%	24.7%	28.6%	25.4%	29.5%	4.6	4.1	28.6%	28.2%	(0.4)

[1]	Written and earned premiums are net of catastrophe treaty reinstatement premium related to hurricanes of $60 in the third quarter of 2005 and $13 in the fourth quarter of 2005.

[2]	The nine months ended September 30, 2005 included a net reserve release of $95, predominantly related to allocated loss adjustment expenses on auto liability claims, and assumed reinsurance reserve strengthening of $73. The three months ended June 30, 2006 included a $243 charge as a result of the agreement with Equitas and the Company’s evaluation of the reinsurance recoverables and allowance for uncollectible reinsurance associated with older, long-term casualty liabilities.

[3]	The three months ended September 30, 2005 included catastrophe losses from Hurricane Katrina and Hurricane Rita. The three months ended December 31, 2005 included catastrophe losses from Hurricane Wilma.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2005	2005	2006	2006	2006	Change	Change	2005	2006	Change
ONGOING OPERATIONS UNDERWRITING RESULTS
Written premiums [1]	$2,616	$2,566	$2,629	$2,707	$2,699	3%	—	$7,917	$8,035	1%
Change in unearned premium reserve	101	12	64	101	67	(34%)	(34%)	319	232	(27%)

Earned premiums [1]	2,515	2,554	2,565	2,606	2,632	5%	1%	7,598	7,803	3%

Loss and loss adjustment expenses
Current year	1,749	1,731	1,628	1,705	1,723	(1%)	1%	4,984	5,056	1%
Prior year [2]	43	61	(6)	(9)	(28)	NM	NM	(25)	(43)	(72%)

Total loss and loss adjustment expenses [3]	1,792	1,792	1,622	1,696	1,695	(5%)	—	4,959	5,013	1%

Underwriting expenses	671	735	652	626	676	1%	8%	1,960	1,954	—
Dividends to policyholders	(1)	8	4	4	8	NM	100%	7	16	129%

Underwriting results	53	19	287	280	253	NM	(10%)	672	820	22%

Net servicing income	12	9	18	12	15	25%	25%	40	45	13%
Net investment income	279	285	291	296	299	7%	1%	797	886	11%
Periodic net coupon settlements on credit derivatives, before-tax	—	—	—	1	1	—	—	—	2	—
Other expenses	(50)	(56)	(53)	(75)	(40)	20%	47%	(146)	(168)	(15%)
Income tax expense	(77)	(63)	(157)	(153)	(160)	(108%)	(5%)	(404)	(470)	(16%)

Core earnings	217	194	386	361	368	70%	2%	959	1,115	16%

Add: Net realized capital (losses) gains, after-tax	1	(3)	3	(21)	7	NM	NM	15	(11)	NM

Net income	$218	$191	$389	$340	$375	72%	10%	$974	$1,104	13%

Ongoing Operations effective tax rate — net income	26.1%	24.7%	29.0%	29.5%	30.3%	4.2	0.8	29.7%	29.6%	(0.1)
Ongoing Operations effective tax rate — core earnings	26.0%	24.9%	28.9%	29.9%	30.2%	4.2	0.3	29.6%	29.7%	0.1

[1]	Written and earned premiums are net of catastrophe treaty reinstatement premium related to hurricanes of $60 in the third quarter of 2005 and $13 in the fourth quarter of 2005.

[2]	The nine months ended September 30, 2005 included a net reserve release of $95, predominantly related to allocated loss adjustment expenses on auto liability claims.

[3]	The three months ended September 30, 2005 included catastrophe losses from Hurricane Katrina and Hurricane Rita. The three months ended December 31, 2005 included catastrophe losses from Hurricane Wilma.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS CONSOLIDATING UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2006

	Business	Personal	Specialty	Ongoing
	Insurance	Lines	Commercial	Operations
UNDERWRITING RESULTS
Written premiums	$1,294	$1,022	$383	$2,699
Change in unearned premium reserve	2	70	(5)	67

Earned premiums	1,292	952	388	2,632

Loss and loss adjustment expenses
Current year	821	655	247	1,723
Prior year	(20)	(7)	(1)	(28)

Total loss and loss adjustment expenses	801	648	246	1,695

Underwriting expenses	361	215	100	676
Dividends to policyholders	7	—	1	8

Underwriting results	$123	$89	$41	$253

UNDERWRITING RATIOS
Loss and loss adjustment expenses
Current year	63.5	68.6	64.0	65.4
Prior year [1]	(1.5)	(0.7)	(0.5)	(1.1)

Total loss and loss adjustment expenses	62.0	67.9	63.5	64.4

Expenses	27.9	22.8	25.4	25.7
Policyholder dividends	0.5	—	0.5	0.3

Combined ratio	90.4	90.7	89.4	90.4

Catastrophes
Current year	1.9	2.3	0.7	1.9
Prior year	(2.0)	(1.1)	(0.5)	(1.5)

Catastrophe ratio	(0.1)	1.2	0.1	0.4

Combined ratio before catastrophes	90.5	89.5	89.2	90.0

Combined ratio before catastrophes and prior year development [1]	90.0	89.0	89.2	89.6

[1]	Included in the prior year loss and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS CONSOLIDATING UNDERWRITING RESULTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

	Business	Personal	Specialty	Ongoing
	Insurance	Lines	Commercial	Operations
UNDERWRITING RESULTS
Written premiums	$3,872	$2,936	$1,227	$8,035
Change in unearned premium reserve	49	126	57	232

Earned premiums	3,823	2,810	1,170	7,803

Loss and loss adjustment expenses
Current year	2,366	1,894	796	5,056
Prior year	(46)	(30)	33	(43)

Total loss and loss adjustment expenses	2,320	1,864	829	5,013

Underwriting expenses	1,036	625	293	1,954
Dividends to policyholders	13	—	3	16

Underwriting results	$454	$321	$45	$820

UNDERWRITING RATIOS
Loss and loss adjustment expenses
Current year	61.9	67.3	68.1	64.8
Prior year [1]	(1.2)	(1.1)	2.8	(0.5)

Total loss and loss adjustment expenses	60.7	66.3	70.9	64.2

Expenses	27.1	22.3	25.0	25.0
Policyholder dividends	0.3	—	0.3	0.2

Combined ratio	88.1	88.6	96.2	89.5

Catastrophes
Current year	1.7	3.2	0.7	2.1
Prior year	(0.6)	(0.6)	(2.8)	(0.9)

Catastrophe ratio	1.0	2.6	(2.1)	1.1

Combined ratio before catastrophes	87.1	85.9	98.3	88.3

Combined ratio before catastrophes and prior year development [1]	87.7	86.4	92.6	87.9

[1]	Included in the prior year loss and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
ONGOING OPERATIONS
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2005	2005	2006	2006	2006	Change	Change	2005	2006	Change
UNDERWRITING RESULTS
Written premiums [1]	$2,616	$2,566	$2,629	$2,707	$2,699	3%	—	$7,917	$8,035	1%
Change in unearned premium reserve	101	12	64	101	67	(34%)	(34%)	319	232	(27%)

Earned premiums [1]	2,515	2,554	2,565	2,606	2,632	5%	1%	7,598	7,803	3%
Loss and loss adjustment expenses
Current year	1,749	1,731	1,628	1,705	1,723	(1%)	1%	4,984	5,056	1%
Prior year [2]	43	61	(6)	(9)	(28)	NM	NM	(25)	(43)	(72%)

Total loss and loss adjustment expenses [3]	1,792	1,792	1,622	1,696	1,695	(5%)	—	4,959	5,013	1%

Underwriting expenses	671	735	652	626	676	1%	8%	1,960	1,954	—
Dividends to policyholders	(1)	8	4	4	8	NM	100%	7	16	129%

Underwriting results	$53	$19	$287	$280	$253	NM	(10%)	$672	$820	22%

UNDERWRITING RATIOS
Loss and loss adjustment expenses
Current year	69.6	67.7	63.4	65.4	65.4	4.2	—	65.6	64.8	0.8
Prior year [2] [4]	1.7	2.4	(0.2)	(0.4)	(1.1)	2.8	0.7	(0.3)	(0.5)	0.2

Total loss and loss adjustment expenses	71.3	70.2	63.3	65.1	64.4	6.9	0.7	65.3	64.2	1.1
Expenses	26.7	28.7	25.4	24.1	25.7	1.0	(1.6)	25.8	25.0	0.8
Policyholder dividends	—	0.3	0.2	0.1	0.3	(0.3)	(0.2)	0.1	0.2	(0.1)

Combined ratio	97.9	99.2	88.8	89.3	90.4	7.5	(1.1)	91.2	89.5	1.7

Catastrophes
Current year	6.4	4.7	1.6	2.8	1.9	4.5	0.9	3.1	2.1	1.0
Prior year	(0.3)	—	(0.7)	(0.7)	(1.5)	1.2	0.8	0.2	(0.9)	1.1

Catastrophe ratio [3]	6.2	4.7	0.9	2.1	0.4	5.8	1.7	3.2	1.1	2.1

Combined ratio before catastrophes	91.7	94.6	87.9	87.1	90.0	1.7	(2.9)	87.9	88.3	(0.4)

Combined ratio before catastrophes and prior year development [4]	89.8	92.1	87.4	86.9	89.6	0.2	(2.7)	88.4	87.9	0.5

[1]	Written and earned premiums are net of catastrophe treaty reinstatement premium related to hurricanes of $60 in the third quarter of 2005 and $13 in the fourth quarter of 2005.

[2]	The nine months ended September 30, 2005 included a net reserve release of $95 in Personal Lines, predominately related to allocated loss adjustment expenses on auto liability claims.

[3]	Catastrophe losses for the three months ended September 30, 2005 included losses from Hurricane Katrina and Hurricane Rita. Catastrophe losses for the three months ended December 31, 2005 included losses from Hurricane Wilma.

[4]	Included in the prior year loss and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
BUSINESS INSURANCE
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2005	2005	2006	2006	2006	Change	Change	2005	2006	Change
UNDERWRITING RESULTS
Written premiums [1]	$1,223	$1,293	$1,302	$1,276	$1,294	6%	1%	$3,708	$3,872	4%
Change in unearned premium reserve	29	49	39	8	2	(93%)	(75%)	167	49	(71%)

Earned premiums [1]	1,194	1,244	1,263	1,268	1,292	8%	2%	3,541	3,823	8%

Loss and loss adjustment expenses
Current year	728	810	767	778	821	13%	6%	2,139	2,366	11%
Prior year [2]	(14)	36	10	(36)	(20)	(43%)	44%	(14)	(46)	NM

Total loss and loss adjustment expenses [3]	714	846	777	742	801	12%	8%	2,125	2,320	9%

Underwriting expenses	358	380	349	326	361	1%	11%	1,031	1,036	—
Dividends to policyholders	(3)	6	3	3	7	NM	133%	1	13	NM

Underwriting results	$125	$12	$134	$197	$123	(2%)	(38%)	$384	$454	18%

UNDERWRITING RATIOS
Loss and loss adjustment expenses
Current year	60.9	65.1	60.8	61.3	63.5	(2.6)	(2.2)	60.4	61.9	(1.5)
Prior year [2] [4]	(1.2)	2.9	0.8	(2.8)	(1.5)	0.3	(1.3)	(0.4)	(1.2)	0.8

Total loss and loss adjustment expenses	59.7	68.1	61.5	58.5	62.0	(2.3)	(3.5)	60.0	60.7	(0.7)

Expenses	30.1	30.5	27.7	25.7	27.9	2.2	(2.2)	29.1	27.1	2.0
Policyholder dividends	(0.2)	0.5	0.2	0.3	0.5	(0.7)	(0.2)	—	0.3	(0.3)

Combined ratio	89.5	99.0	89.4	84.5	90.4	(0.9)	(5.9)	89.2	88.1	1.1

Catastrophes
Current year	1.7	4.2	1.2	1.9	1.9	(0.2)	—	1.0	1.7	(0.7)
Prior year	(0.2)	(0.1)	0.5	(0.3)	(2.0)	1.8	1.7	0.2	(0.6)	0.8
								-
Catastrophe ratio [3]	1.5	4.1	1.7	1.6	(0.1)	1.6	1.7	1.2	1.0	0.2

Combined ratio before catastrophes	88.0	94.9	87.7	82.9	90.5	(2.5)	(7.6)	87.9	87.1	0.8
Combined ratio before catastrophes and prior year development [4]	89.0	91.9	87.4	85.4	90.0	(1.0)	(4.6)	88.5	87.7	0.8

[1]	Written and earned premiums are net of catastrophe treaty reinstatement premium related to hurricanes of $14 in the third quarter of 2005 and $2 in the fourth quarter of 2005.

[2]	The three months ended June 30, 2006 included a net reserve release of $38 related to allocated loss adjustment expense reserves on workers’ compensation and package business.

[3]	Catastrophe losses for the three months ended September 30, 2005 included losses from Hurricane Katrina and Hurricane Rita. Catastrophe losses for the three months ended December 31, 2005 included losses from Hurricane Wilma.

[4]	Included in the prior year loss and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
BUSINESS INSURANCE
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2005	2005	2006	2006	2006	Change	Change	2005	2006	Change
WRITTEN PREMIUMS [1]

Small Commercial	$607	$638	$721	$684	$657	8%	(4%)	$1,907	$2,062	8%
Middle Market	616	655	581	592	637	3%	8%	1,801	1,810	—

Total	$1,223	$1,293	$1,302	$1,276	$1,294	6%	1%	$3,708	$3,872	4%

EARNED PREMIUMS [1]

Small Commercial	$606	$634	$643	$656	$668	10%	2%	$1,787	$1,967	10%
Middle Market	588	610	620	612	624	6%	2%	1,754	1,856	6%

Total	$1,194	$1,244	$1,263	$1,268	$1,292	8%	2%	$3,541	$3,823	8%

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PERSONAL LINES
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2005	2005	2006	2006	2006	Change	Change	2005	2006	Change
UNDERWRITING RESULTS
Written premiums [1]	$936	$901	$901	$1,013	$1,022	9%	1%	$2,775	$2,936	6%
Change in unearned premium reserve	46	(16)	(18)	74	70	52%	(5%)	82	126	54%

Earned premiums [1]	890	917	919	939	952	7%	1%	2,693	2,810	4%

Loss and loss adjustment expenses
Current year	623	586	589	650	655	5%	1%	1,803	1,894	5%
Prior year [2]	(5)	15	14	(37)	(7)	(40%)	81%	(110)	(30)	73%

Total loss and loss adjustment expenses [3]	618	601	603	613	648	5%	6%	1,693	1,864	10%

Underwriting expenses	201	242	210	200	215	7%	8%	614	625	2%

Underwriting results	$71	$74	$106	$126	$89	25%	(29%)	$386	$321	(17%)

UNDERWRITING RATIOS
Loss and loss adjustment expenses
Current year	69.9	64.0	64.0	69.4	68.6	1.3	0.8	66.9	67.3	(0.4)
Prior year [2] [4]	(0.5)	1.6	1.5	(4.0)	(0.7)	0.2	(3.3)	(4.1)	(1.1)	(3.0)

Total loss and loss adjustment expenses	69.3	65.7	65.6	65.4	67.9	1.4	(2.5)	62.8	66.3	(3.5)

Expenses	22.7	26.2	22.9	21.2	22.8	(0.1)	(1.6)	22.9	22.3	0.6

Combined ratio	92.0	91.9	88.5	86.6	90.7	1.3	(4.1)	85.7	88.6	(2.9)

Catastrophes
Current year	5.9	0.8	2.6	4.8	2.3	3.6	2.5	3.4	3.2	0.2
Prior year	—	0.1	0.6	(1.2)	(1.1)	1.1	(0.1)	0.2	(0.6)	0.8

Catastrophe ratio [3]	5.8	0.9	3.2	3.6	1.2	4.6	2.4	3.5	2.6	0.9

Combined ratio before catastrophes	86.2	91.0	85.3	83.0	89.5	(3.3)	(6.5)	82.1	85.9	(3.8)
Combined ratio before catastrophes and prior year development [4]	86.7	89.4	84.4	85.7	89.0	(2.3)	(3.3)	86.4	86.4	—

COMBINED RATIO
Automobile	92.4	99.3	93.2	92.2	96.6	(4.2)	(4.4)	87.8	94.0	(6.2)
Homeowners	90.9	69.8	74.5	70.4	73.7	17.2	(3.3)	78.9	72.9	6.0

Total	92.0	91.9	88.5	86.6	90.7	1.3	(4.1)	85.7	88.6	(2.9)

[1]	Written and earned premiums are net of catastrophe treaty reinstatement premium related to hurricanes of $28 in the third quarter of 2005 and $3 in the fourth quarter of 2005.

[2]	The nine months ended September 30, 2005 included a net reserve release of $95, predominantly related to allocated loss adjustment expenses on auto liability claims.

[3]	Catastrophe losses for the three months ended September 30, 2005 included losses from Hurricane Katrina and Hurricane Rita. Catastrophe losses for the three months ended December 31, 2005 included losses from Hurricane Wilma.

[4]	Included in the prior year loss and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PERSONAL LINES
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2005	2005	2006	2006	2006	Change	Change	2005	2006	Change
BUSINESS UNIT
WRITTEN PREMIUMS [1]
AARP	$608	$580	$589	$678	$683	12%	1%	$1,793	$1,950	9%
Agency	261	260	250	283	291	11%	3%	760	824	8%
Other	67	61	62	52	48	(28%)	(8%)	222	162	(27%)

Total	$936	$901	$901	$1,013	$1,022	9%	1%	$2,775	$2,936	6%

EARNED PREMIUMS [1]

AARP	$568	$589	$595	$612	$624	10%	2%	$1,707	$1,831	7%
Agency	246	257	258	266	271	10%	2%	740	795	7%
Other	76	71	66	61	57	(25%)	(7%)	246	184	(25%)

Total	$890	$917	$919	$939	$952	7%	1%	$2,693	$2,810	4%

PRODUCT LINE
WRITTEN PREMIUMS [1]

Automobile	$695	$666	$690	$735	$737	6%	—	$2,087	$2,162	4%
Homeowners	241	235	211	278	285	18%	3%	688	774	13%

Total	$936	$901	$901	$1,013	$1,022	9%	1%	$2,775	$2,936	6%

EARNED PREMIUMS [1]

Automobile	$684	$686	$686	$695	$708	4%	2%	$2,042	$2,089	2%
Homeowners	206	231	233	244	244	18%	—	651	721	11%

Total	$890	$917	$919	$939	$952	7%	1%	$2,693	$2,810	4%

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
UNDERWRITING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2005	2005	2006	2006	2006	Change	Change	2005	2006	Change
UNDERWRITING RESULTS
Written premiums [1]	$457	$372	$426	$418	$383	(16%)	(8%)	$1,434	$1,227	(14%)
Change in unearned premium reserve	26	(21)	43	19	(5)	NM	NM	70	57	(19%)

Earned premiums [1]	431	393	383	399	388	(10%)	(3%)	1,364	1,170	(14%)

Loss and loss adjustment expenses
Current year	398	335	272	277	247	(38%)	(11%)	1,042	796	(24%)
Prior year [2]	62	10	(30)	64	(1)	NM	NM	99	33	(67%)

Total loss and loss adjustment expenses [3]	460	345	242	341	246	(47%)	(28%)	1,141	829	(27%)

Underwriting expenses	112	113	93	100	100	(11%)	—	315	293	(7%)
Dividends to policyholders	2	2	1	1	1	(50%)	—	6	3	(50%)

Underwriting results	$(143)	$(67)	$47	$(43)	$41	NM	NM	$(98)	$45	NM

UNDERWRITING RATIOS
Loss and loss adjustment expenses
Current year	92.8	84.6	70.9	69.4	64.0	28.8	5.4	76.6	68.1	8.5
Prior year [2] [4]	14.6	2.7	(7.4)	15.9	(0.5)	15.1	16.4	7.2	2.8	4.4

Total loss and loss adjustment expenses	107.4	87.3	63.6	85.3	63.5	43.9	21.8	83.8	70.9	12.9

Expenses	25.4	29.1	23.7	25.8	25.4	—	0.4	22.9	25.0	(2.1)
Policyholder dividends	0.5	0.7	0.4	(0.1)	0.5	—	(0.6)	0.4	0.3	0.1

Combined ratio	133.3	117.0	87.7	111.0	89.4	43.9	21.6	107.2	96.2	11.0

Catastrophes
Current year	20.5	15.1	0.5	1.0	0.7	19.8	0.3	7.6	0.7	6.9
Prior year	(0.9)	—	(7.6)	(0.4)	(0.5)	(0.4)	0.1	0.2	(2.8)	3.0

Catastrophe ratio [3]	19.7	15.1	(7.1)	0.6	0.1	19.6	0.5	7.8	(2.1)	9.9

Combined ratio before catastrophes	113.6	101.9	94.8	110.4	89.2	24.4	21.2	99.3	98.3	1.0
Combined ratio before catastrophes and prior year development [4]	98.2	99.2	94.6	94.0	89.2	9.0	4.8	92.3	92.6	(0.3)

[1]	Written and earned premiums are net of catastrophe treaty reinstatement premium related to hurricanes of $18 in the third quarter of 2005 and $8 in the fourth quarter of 2005.

[2]	The three months ended September 30, 2005 included workers compensation reserve strengthening of $70. The three months ended June 30, 2006 included an increase of $45 for construction defect claims.

[3]	Catastrophe losses for the three months ended September 30, 2005 included losses from Hurricane Katrina and Hurricane Rita. Catastrophe losses for the three months ended December 31, 2005 included losses from Hurricane Wilma.

[4]	Included in the prior year loss and loss adjustment expenses ratio is prior accident year development on catastrophe losses.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SPECIALTY COMMERCIAL
WRITTEN AND EARNED PREMIUMS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2005	2005	2006	2006	2006	Change	Change	2005	2006	Change
WRITTEN PREMIUMS [1]

Property	$38	$32	$43	$69	$49	29%	(29%)	$179	$161	(10%)
Casualty	202	132	189	139	130	(36%)	(6%)	683	458	(33%)
Bond	59	58	56	63	69	17%	10%	170	188	11%
Professional Liability	109	111	101	111	110	1%	(1%)	274	322	18%
Other	49	39	37	36	25	(49%)	(31%)	128	98	(23%)

Total	$457	$372	$426	$418	$383	(16%)	(8%)	$1,434	$1,227	(14%)

EARNED PREMIUMS [1]

Property	$40	$57	$55	$54	$51	28%	(6%)	$188	$160	(15%)
Casualty	201	151	142	147	146	(27%)	(1%)	636	435	(32%)
Bond	54	55	57	58	62	15%	7%	155	177	14%
Professional Liability	89	90	97	102	109	22%	7%	255	308	21%
Other	47	40	32	38	20	(57%)	(47%)	130	90	(31%)

Total	$431	$393	$383	$399	$388	(10%)	(3%)	$1,364	$1,170	(14%)

[1]	The difference between written premiums and earned premiums is attributable to the change in unearned premium reserve.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)

	THREE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,
	2005	2005	2006	2006	2006
Written Price Increases/(Decreases)
Business Insurance	(3%)	(3%)	(2%)	(1%)	(2%)
Personal Lines Automobile	(1%)	(1%)	—	—	(1%)
Personal Lines Homeowners	8%	5%	4%	4%	4%

Premium Retention
Business Insurance	83%	86%	85%	84%	86%
Personal Lines Automobile	86%	88%	86%	87%	87%
Personal Lines Homeowners	93%	97%	94%	95%	95%

New Business % to Net Written Premium
Business Insurance	24%	23%	20%	19%	19%
Personal Lines Automobile	16%	15%	16%	15%	18%
Personal Lines Homeowners	16%	15%	15%	16%	16%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OTHER OPERATIONS
OPERATING RESULTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2005	2005	2006	2006	2006	Change	Change	2005	2006	Change
UNDERWRITING RESULTS
Written premiums	$2	$—	$—	$2	$—	(100%)	(100%)	$4	$2	(50%)
Change in unearned premium reserve	—	—	(1)	1	—	—	(100%)	—	—	—

Earned premiums	2	—	1	1	—	(100%)	(100%)	4	2	(50%)

Loss and loss adjustment expenses
Current year	—	—	—	—	—	—	—	—	—	—
Prior year [1]	51	26	19	267	58	14%	(78%)	186	344	85%

Total loss and loss adjustment expenses	51	26	19	267	58	14%	(78%)	186	344	85%

Underwriting expenses	4	9	3	—	4	—	—	9	7	(22%)

Underwriting results	$(53)	$(35)	$(21)	$(266)	$(62)	(17%)	77%	$(191)	$(349)	(83%)

Net investment income	70	66	66	69	60	(14%)	(13%)	217	195	(10%)
Periodic net coupon settlements on credit derivatives, before-tax	—	—	—	—	—	—	—	—	—	—
Other (expenses) income	(3)	5	1	(1)	—	100%	100%	(6)	—	100%
Income tax benefit (expense)	1	(10)	(11)	72	5	NM	(93%)	8	66	NM

Core earnings	15	26	35	(126)	3	(80%)	NM	28	(88)	NM

Add: Net realized capital gains, after-tax	—	—	—	2	3	—	50%	17	5	(71%)

Net income (loss)	$15	$26	$35	$(124)	$6	(60%)	NM	$45	$(83)	NM

[1]	The nine months ended September 30, 2005 included assumed reinsurance reserve strengthening of $73. The three months ended September 30, 2005 included environmental reserve strengthening of $37. The three months ended June 30, 2006 included a $243 charge as a result of the agreement with Equitas and the Company’s evaluation of the reinsurance recoverables and allowance for uncollectible reinsurance associated with older, long-term casualty liabilities. The three months ended September 30, 2006 included environmental reserve strengthening of $43.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
OTHER OPERATIONS CLAIMS AND CLAIM ADJUSTMENT EXPENSES

For the Three Months Ended September 30, 2006	Asbestos		Environmental	All Other [1][5]	Total
Beginning liability — net [2] [3]	$2,327		$312	$2,163	$4,802
Claims and claim adjustment expenses incurred	5		43	10	58
Claims and claim adjustment expenses paid	(78)		(17)	(56)	(151)

Ending liability – net [2] [3]	$2,254	[4]	$338	$2,117	$4,709

For the Nine Months Ended September 30, 2006	Asbestos		Environmental	All Other [1][5]	Total
Beginning liability — net [2] [3]	$2,291		$360	$2,240	$4,891
Claims and claim adjustment expenses incurred	272		60	12	344
Claims and claim adjustment expenses paid	(309)		(82)	(135)	(526)

Ending liability – net [2] [3]	$2,254	[4]	$338	$2,117	$4,709

[1]	“All Other” also includes unallocated loss adjustment expense reserves and the allowance for uncollectible reinsurance.

[2]	Excludes asbestos and environmental net liabilities reported in Ongoing Operations of $9 and $6, respectively, as of September 30, 2006, $8 and $7, respectively, as of June 30, 2006, and $10 and $6, respectively, as of December 31, 2005. Total net claim and claim adjustment expenses incurred in Ongoing Operations for the three and nine months ended September 30, 2006 includes $5 and $10, respectively, related to asbestos and environmental claims. Total net claim and claim adjustment expenses paid in Ongoing Operations for the three and nine months ended September 30, 2006 includes $5 and $11, respectively, related to asbestos and environmental claims.

[3]	Gross of reinsurance, asbestos and environmental reserves, including liabilities in Ongoing Operations, were $3,400 and $387, respectively, as of September 30, 2006, $3,491 and $378, respectively, as of June 30, 2006, and $3,845 and $432, respectively, as of December 31, 2005.

[4]	The one year and average three year net paid amounts for asbestos claims, including Ongoing Operations, are $358 and $588, respectively, resulting in a one year net survival ratio of 6.3 and a three year net survival ratio of 3.8 (9.3 excluding the MacArthur payments). Net survival ratio is the quotient of the net carried reserves divided by the average annual payment amount and is an indication of the number of years that the net carried reserve would last (i.e. survive) if the future annual claim payments were consistent with the calculated historical average.

[5]	The Company includes its allowance for uncollectible reinsurance in the “All Other” category of reserves. When the Company commutes a ceded reinsurance contract or settles a ceded reinsurance dispute, the portion of the allowance for uncollectible reinsurance attributable to that commutation or settlement, if any, is reclassified to the appropriate cause of loss.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
SUMMARY OF GROSS ENVIRONMENTAL RESERVES

	As of September 30, 2006
			% of	3 Year Gross
	Number of	Total	Environmental	Survival
	Accounts [1]	Reserves	Reserves	Ratio [3]
Accounts with future exposure >$2.5	14	$95	25%
Accounts with future exposure <$2.5	524	111	29%
Other Direct [2]	—	25	6%

Total	538	231	60%	3.3
Assumed Reinsurance		100	26%	3.2
London Market		56	14%	3.8

Total Gross Environmental Reserves		$387	100%	3.3

[1]	Number of accounts established as of June 2006.

[2]	Includes unallocated IBNR.

[3]	The one year gross paid amount for total environmental claims is $107, resulting in a one year gross survival ratio of 3.6.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
PAID AND INCURRED LOSS AND LOSS ADJUSTMENT EXPENSE (“LAE”)
DEVELOPMENT — ASBESTOS AND ENVIRONMENTAL

	Asbestos [1]		Environmental [1]
	Paid	Incurred	Paid	Incurred
For the Three Months Ended September 30, 2006	Loss & LAE	Loss & LAE	Loss & LAE	Loss & LAE
Gross
Direct	$23	$3	$11	$57
Assumed — Domestic	60	—	13	(25)
London Market	11	—	2	3

Total	94	3	26	35
Ceded	(16)	2	(9)	8

Net	$78	$5	$17	$43

	Asbestos [1]		Environmental [1]
	Paid	Incurred	Paid	Incurred
For the Nine Months Ended September 30, 2006	Loss & LAE	Loss & LAE	Loss & LAE	Loss & LAE
Gross
Direct	$221	$3	$23	$57
Assumed — Domestic	180	4	49	(25)
London Market	50	—	7	3

Total	451	7	79	35
Ceded	(142)	265	3	25

Net	$309	$272	$82	$60

[1]	Excludes asbestos and environmental paid and incurred loss and LAE reported in Ongoing Operations. Total gross loss and LAE incurred in Ongoing Operations for the three and nine months ended September 30, 2006 includes $5 and $9, respectively, related to asbestos and environmental claims. Total gross loss and LAE paid in Ongoing Operations for the three and nine months ended September 30, 2006 includes $5 and $11, respectively, related to asbestos and environmental claims.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	For the Three Months Ended September 30, 2006
	Business	Personal	Specialty	Ongoing	Other	Total
	Insurance	Lines	Commercial	Operations	Operations	P&C
Liabilities for unpaid claims and claim adjustment expenses at 6/30/06 - gross	$7,310	$2,071	$6,126	$15,507	$6,263	$21,770
Reinsurance and other recoverables	590	209	2,061	2,860	1,461	4,321

Liabilities for unpaid claims and claim adjustment expenses at 6/30/06 - net	6,720	1,862	4,065	12,647	4,802	17,449

Provision for unpaid claims and claim adjustment expenses
Current year	821	655	247	1,723	—	1,723
Prior year	(20)	(7)	(1)	(28)	58	30

Total provision for unpaid claims and claim adjustment expenses	801	648	246	1,695	58	1,753

Payments	(527)	(600)	(166)	(1,293)	(151)	(1,444)

Liabilities for unpaid claims and claim adjustment expenses at 9/30/06 - net	6,994	1,910	4,145	13,049	4,709	17,758
Reinsurance and other recoverables	570	183	1,992	2,745	1,346	4,091

Liabilities for unpaid claims and claim adjustment expenses at 9/30/06 - gross	$7,564	$2,093	$6,137	$15,794	$6,055	$21,849

Earned premiums	$1,292	$952	$388	$2,632	$—	$2,632
Loss and loss expense paid ratio	40.7	63.0	43.2	49.1
Loss and loss expense incurred ratio	62.0	67.9	63.5	64.4
Prior accident year development (pts.)	(1.5)	(0.7)	(0.5)	(1.1)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSE RESERVE ROLLFORWARD

	For the Nine Months Ended September 30, 2006
	Business	Personal	Specialty	Ongoing	Other	Total
	Insurance	Lines	Commercial	Operations	Operations	P&C
Liabilities for unpaid claims and claim adjustment expenses at 1/1/06 - gross	$7,066	$2,152	$6,202	$15,420	$6,846	$22,266
Reinsurance and other recoverables	709	385	2,354	3,448	1,955	5,403

Liabilities for unpaid claims and claim adjustment expenses at 1/1/06 - net	6,357	1,767	3,848	11,972	4,891	16,863

Provision for unpaid claims and claim adjustment expenses
Current year	2,366	1,894	796	5,056	—	5,056
Prior year	(46)	(30)	33	(43)	344	301

Total provision for unpaid claims and claim adjustment expenses	2,320	1,864	829	5,013	344	5,357

Payments	(1,683)	(1,721)	(532)	(3,936)	(526)	(4,462)

Liabilities for unpaid claims and claim adjustment expenses at 9/30/06 - net	6,994	1,910	4,145	13,049	4,709	17,758
Reinsurance and other recoverables	570	183	1,992	2,745	1,346	4,091

Liabilities for unpaid claims and claim adjustment expenses at 9/30/06 - gross	$7,564	$2,093	$6,137	$15,794	$6,055	$21,849

Earned premiums	$3,823	$2,810	$1,170	$7,803	$2	$7,805
Loss and loss expense paid ratio	44.0	61.2	45.7	50.5
Loss and loss expense incurred ratio	60.7	66.3	70.9	64.2
Prior accident year development (pts.)	(1.2)	(1.1)	2.8	(0.5)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
REINSURANCE RECOVERABLE ANALYSIS

	September 30,	December 31,
	2006	2005
Gross Reinsurance Recoverable [1]
Paid Loss and Loss Adjustment Expense	$528	$580
Unpaid Loss and Loss Adjustment Expense	4,147	5,393

Subtotal Gross Reinsurance Recoverable	4,675	5,973

Less: Allowance for Uncollectable Reinsurance	(443)	(413)

Net Property & Casualty Reinsurance Recoverable	$4,232	$5,560

		% of	% of Rated
Distribution of Net Reinsurance Recoverables as of December 31, 2005 [2]	Amount	Total	Companies
Net Property & Casualty Reinsurance Recoverables	$5,560

Less: Mandatory (Assigned Risk) Pools	(495)

Net P&C Reinsurance Recoverable Excluding Mandatory Pools	$5,065

Rated A- (Excellent) or better by A.M. Best [3]	$3,491	68.9%	94.4%
Other Rated by A.M. Best [3]	207	4.1%	5.6%

Total Rated Companies	3,698	73.0%	100.0%

Voluntary Pools	291	5.7%
Captives	188	3.7%
Other Not Rated Companies	888	17.6%

Total	$5,065	100.0%

[1]	Net of commutations, settlements, and known insolvencies.

[2]	Excludes the impact of the 2nd Quarter 2006 settlement with Equitas.

[3]	Based on A.M. Best ratings as of 12/31/05.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATED INCOME STATEMENTS

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2005	2005	2006	2006	2006	Change	Change	2005	2006	Change
Earned premiums	$2,517	$2,554	$2,566	$2,607	$2,632	5%	1%	$7,602	$7,805	3%
Net investment income	349	351	357	365	359	3%	(2%)	1,014	1,081	7%
Other revenues	115	121	123	114	118	3%	4%	342	355	4%
Net realized capital gains (losses)	2	(6)	5	(29)	16	NM	NM	50	(8)	NM

Total revenues	2,983	3,020	3,051	3,057	3,125	5%	2%	9,008	9,233	2%

Benefits, claims and claim adjustment expenses [1]	1,843	1,818	1,641	1,963	1,753	(5%)	(11%)	5,145	5,357	4%
Amortization of deferred policy acquisition costs	500	507	518	523	531	6%	2%	1,490	1,572	6%
Insurance operating costs and expenses	174	245	141	107	157	(10%)	47%	486	405	(17%)
Other expenses	156	163	157	178	143	(8%)	(20%)	454	478	5%

Total benefits and expenses	2,673	2,733	2,457	2,771	2,584	(3%)	(7%)	7,575	7,812	3%

Income before income taxes	310	287	594	286	541	75%	89%	1,433	1,421	(1%)

Income tax expense	77	70	170	70	160	108%	129%	414	400	(3%)

Net income	233	217	424	216	381	64%	76%	1,019	1,021	—

Less: Net realized capital gains (losses), after-tax	1	(3)	3	(19)	10	NM	NM	32	(6)	NM

Core earnings	$232	$220	$421	$235	$371	60%	58%	$987	$1,027	4%

Total Property & Casualty effective tax rate — net income	25.0%	24.4%	28.6%	24.4%	29.7%	4.7	5.3	28.9%	28.2%	(0.7)
Total Property & Casualty effective tax rate — core earnings	24.9%	24.7%	28.6%	25.4%	29.5%	4.6	4.1	28.6%	28.2%	(0.4)

[1]	The nine months ended September 30, 2005 included assumed reinsurance reserve strengthening of $73 and a net reserve release of $95, predominantly related to allocated loss adjustment expenses on auto liability claims. The three months ended June 30, 2006 included a $243 charge as a result of the agreement with Equitas and the Company’s evaluation of the reinsurance recoverables and allowance for uncollectible reinsurance associated with older, long-term casualty liabilities.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
CONSOLIDATED BALANCE SHEETS

	AS OF					Year Over
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	Year	Sequential
	2005	2005	2006	2006	2006	Change	Change
Investments
Fixed maturities, available for sale, at fair value	$24,994	$25,330	$24,984	$25,377	$26,460	6%	4%
Equity securities, available for sale, at fair value	604	661	719	796	783	30%	(2%)
Mortgage loans	175	218	225	286	291	66%	2%
Other investments	594	644	712	797	843	42%	6%

Total investments	26,367	26,853	26,640	27,256	28,377	8%	4%

Cash	258	272	290	193	156	(40%)	(19%)
Premiums receivable and agents’ balances	2,801	3,308	3,321	3,312	3,308	18%	—
Reinsurance recoverables	5,306	5,560	5,261	4,485	4,232	(20%)	(6%)
Deferred policy acquisition costs	1,113	1,134	1,150	1,176	1,202	8%	2%
Deferred income tax	858	904	984	1,061	715	(17%)	(33%)
Goodwill	152	152	152	152	152	—	—
Property and equipment, net	475	485	485	504	523	10%	4%
Other assets	1,713	1,614	1,624	1,552	1,404	(18%)	(10%)

Total assets	$39,043	$40,282	$39,907	$39,691	$40,069	3%	1%

Future policy benefits, unpaid claims and claim adjustment expenses	$21,791	$22,266	$21,974	$21,770	$21,849	—	—
Unearned premiums	5,049	5,502	5,607	5,580	5,589	11%	—
Other liabilities	3,707	3,865	3,492	3,562	2,884	(22%)	(19%)

Total liabilities	30,547	31,633	31,073	30,912	30,322	(1%)	(2%)

Equity, x-AOCI, net of tax	8,183	8,398	8,816	8,949	9,451	15%	6%
AOCI, net of tax	313	251	18	(170)	296	(5%)	NM

Total stockholders’ equity	8,496	8,649	8,834	8,779	9,747	15%	11%

Total liabilities and stockholders’ equity	$39,043	$40,282	$39,907	$39,691	$40,069	3%	1%

Hartford Fire NAIC RBC		509%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
STATUTORY SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	Jun. 30, 2006	Dec. 31, 2005
Statutory Capital and Surplus	$7,361	$6,980
GAAP Adjustments
Deferred policy acquisition costs	1,176	1,134
Deferred taxes	(183)	(355)
Benefit reserves	(255)	(165)
Unrealized gains on investments	(129)	324
Goodwill	113	104
Non-admitted assets	1,039	745
Other, net	(343)	(118)

GAAP Stockholders’ Equity	$8,779	$8,649

INVESTMENTS

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
CONSOLIDATED

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2005	2005	2006	2006	2006	Change	Change	2005	2006	Change
Net Investment Income
Fixed maturities [1]
Taxable	$865	$885	$897	$911	$937	8%	3%	$2,541	$2,745	8%
Tax-exempt	130	137	135	133	132	2%	(1%)	389	400	3%

Total fixed maturities	995	1,022	1,032	1,044	1,069	7%	2%	2,930	3,145	7%
Equities
Available-for-sale	16	19	23	21	23	44%	10%	39	67	72%
Held for trading	1,500	1,823	454	(970)	1,185	(21%)	NM	2,024	669	(67%)

Total equities	1,516	1,842	477	(949)	1,208	(20%)	NM	2,063	736	(64%)
Mortgage loans	22	26	31	36	42	91%	17%	58	109	88%
Policy loans	36	36	33	36	37	3%	3%	108	106	(2%)
Limited partnerships	47	21	6	35	26	(45%)	(26%)	84	67	(20%)
Other	22	17	24	3	(10)	NM	NM	87	17	(80%)

Subtotal	2,638	2,964	1,603	205	2,372	(10%)	NM	5,330	4,180	(22%)
Less: Investment expense	14	20	22	17	23	64%	35%	43	62	44%

Total net investment income	$2,624	$2,944	$1,581	$188	$2,349	(10%)	NM	$5,287	$4,118	(22%)
Less: Securities held for trading	1,500	1,823	454	(970)	1,185	(21%)	NM	2,024	669	(67%)

Total net investment income excluding trading securities	$1,124	$1,121	$1,127	$1,158	$1,164	4%	1%	$3,263	$3,449	6%

Investment yield, before-tax [2]	5.8%	5.6%	5.6%	5.7%	5.6%	(0.2)	(0.1)	5.7%	5.6%	(0.1)
Investment yield, after-tax [2]	4.0%	3.9%	3.9%	3.9%	3.9%	(0.1)	—	3.9%	3.9%	—

Net Realized Capital Gains (Losses)
Gross gains on sale	$123	$63	$91	$89	$103	(16%)	16%	$446	$283	(37%)
Gross losses on sale	(98)	(81)	(106)	(124)	(107)	(9%)	14%	(283)	(337)	(19%)
Impairments
Credit related	(15)	(16)	—	—	(3)	80%	—	(25)	(3)	88%
Other [3]	(5)	—	(23)	(66)	(18)	NM	73%	(6)	(107)	NM

Total impairments	(20)	(16)	(23)	(66)	(21)	(5%)	68%	(31)	(110)	NM
Japanese fixed annuity contract hedges, net [4]	(32)	—	(44)	(14)	38	NM	NM	(36)	(20)	44%
Periodic net coupon settlements on credit derivatives/Japan [5]	(8)	(11)	(14)	(7)	(11)	(38%)	(57%)	(21)	(32)	(52%)
GMWB derivatives, net	(1)	(53)	(13)	(22)	9	NM	NM	7	(26)	NM
Other net gain (loss) [6]	12	10	(12)	(35)	16	33%	NM	23	(31)	NM

Total net realized capital gains (losses)	$(24)	$(88)	$(121)	$(179)	$27	NM	NM	$105	$(273)	NM

[1]	Includes income on short-term bonds.

[2]	The investment yield calculation excludes equity securities held for trading, collateral received associated with the securities lending program and reverse repurchase agreements as well as consolidated variable interest entity minority interests.

[3]	Primarily relates to fixed maturity impairments for which the Company was uncertain of its intent to retain the investment for a period of time sufficient to allow for a recovery to amortized cost. These impairments do not relate to security issuers’ for which the Company has current concerns regarding their ability to pay future interest and principal amounts based upon the securities contractual terms.

[4]	Relates to the Japanese fixed annuity product (product and related derivative hedging instruments excluding periodic net coupon settlements).

[5]	Included in core earnings.

[6]	Primarily consists of changes in fair value on non-qualifying derivatives, changes in fair value of certain derivatives in fair value hedge relationships and hedge ineffectiveness on qualifying derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
LIFE

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2005	2005	2006	2006	2006	Change	Change	2005	2006	Change
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$641	$657	$663	$673	$692	8%	3%	$1,888	$2,028	7%
Tax-exempt	29	30	29	30	29	—	(3%)	84	88	5%

Total fixed maturities	670	687	692	703	721	8%	3%	1,972	2,116	7%
Equities
Available-for-sale	10	13	15	13	13	30%	—	27	41	52%
Held for trading	1,500	1,823	454	(970)	1,185	(21%)	NM	2,024	669	(67%)

Total equities	1,510	1,836	469	(957)	1,198	(21%)	NM	2,051	710	(65%)
Mortgage loans	20	23	28	32	38	90%	19%	50	98	96%
Policy loans	36	36	33	36	37	3%	3%	108	106	(2%)
Limited partnerships	36	11	9	23	14	(61%)	(39%)	48	46	(4%)
Other	10	10	5	(4)	(4)	NM	—	59	(3)	NM

Subtotal	2,282	2,603	1,236	(167)	2,004	(12%)	NM	4,288	3,073	(28%)
Less: Investment expense	11	15	16	12	17	55%	42%	31	45	45%

Total net investment income (loss)	$2,271	$2,588	$1,220	$(179)	$1,987	(13%)	NM	$4,257	$3,028	(29%)
Less: Securities held for trading	1,500	1,823	454	(970)	1,185	(21%)	NM	2,024	669	(67%)

Total net investment income excluding trading securities	$771	$765	$766	$791	$802	4%	1%	$2,233	$2,359	6%

Investment yield, before-tax [2]	5.8%	5.7%	5.7%	5.8%	5.8%	—	—	5.7%	5.7%	—
Investment yield, after-tax [2]	3.9%	3.8%	3.8%	3.8%	3.8%	(0.1)	—	3.8%	3.8%	—

Net Realized Capital Gains (Losses)
Gross gains on sale	$89	$36	$41	$48	$61	(31%)	27%	$310	$150	(52%)
Gross losses on sale	(72)	(50)	(59)	(82)	(66)	8%	20%	(204)	(207)	(1%)
Impairments							—
Credit related	(12)	(15)	—	—	(3)	75%	—	(17)	(3)	82%
Other [3]	(4)	—	(9)	(43)	(14)	NM	67%	(5)	(66)	NM

Total impairments	(16)	(15)	(9)	(43)	(17)	(6%)	60%	(22)	(69)	NM
Japanese fixed annuity contract hedges, net [4]	(32)	—	(44)	(14)	38	NM	NM	(36)	(20)	44%
Periodic net coupon settlements on credit derivatives/Japan [5]	(8)	(11)	(14)	(8)	(12)	(50%)	(50%)	(21)	(34)	(62%)
GMWB derivatives, net	(1)	(53)	(13)	(22)	9	NM	NM	7	(26)	NM
Other net gain (loss) [6]	14	11	(28)	(29)	(2)	NM	93%	23	(59)	NM

Total net realized capital gains (losses)	$(26)	$(82)	$(126)	$(150)	$11	NM	NM	$57	$(265)	NM

[1]	Includes income on short-term bonds.

[2]	The investment yield calculation excludes equity securities held for trading, collateral received associated with the securities lending program and reverse repurchase agreements as well as consolidated variable interest entity minority interests.

[3]	Primarily relates to fixed maturity impairments for which the Company was uncertain of its intent to retain the investment for a period of time sufficient to allow for a recovery to amortized cost. These impairments do not relate to security issuers’ for which the Company has current concerns regarding their ability to pay future interest and principal amounts based upon the securities contractual terms.

[4]	Relates to the Japanese fixed annuity product (product and related derivative hedging instruments excluding periodic net coupon settlements).

[5]	Included in core earnings.

[6]	Primarily consists of changes in fair value on non-qualifying derivatives, changes in fair value of certain derivatives in fair value hedge relationships and hedge ineffectiveness on qualifying derivative instruments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
PROPERTY & CASUALTY

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2005	2005	2006	2006	2006	Change	Change	2005	2006	Change
Net Investment Income
Fixed maturities [1]
Taxable	$220	$223	$230	$236	$242	10%	3%	$645	$708	10%
Tax-exempt	101	107	106	103	103	2%	—	305	312	2%

Total fixed maturities	321	330	336	339	345	7%	2%	950	1,020	7%
Equities — available-for-sale	6	6	8	8	10	67%	25%	12	26	117%
Mortgage loans	2	3	3	4	4	100%	—	8	11	38%
Limited partnerships	11	10	(3)	12	12	9%	—	36	21	(42%)
Other	12	7	19	7	(6)	NM	NM	20	20	—

Subtotal	352	356	363	370	365	4%	(1%)	1,026	1,098	7%
Less: Investment expense	3	5	6	5	6	100%	20%	12	17	42%

Total net investment income	$349	$351	$357	$365	$359	3%	(2%)	$1,014	$1,081	7%

Investment yield, before-tax [2]	5.6%	5.5%	5.5%	5.5%	5.3%	(0.3)	(0.2)	5.5%	5.4%	(0.1)
Investment yield, after-tax [2]	4.2%	4.1%	4.1%	4.1%	3.9%	(0.3)	(0.2)	4.1%	4.0%	(0.1)

Net Realized Capital Gains (Losses)
Gross gains on sale	$34	$27	$50	$41	$42	24%	2%	$136	$133	(2%)
Gross losses on sale	(26)	(31)	(47)	(42)	(41)	(58%)	2%	(79)	(130)	(65%)
Impairments							—
Credit related	(3)	(1)	—	—	—	100%	—	(8)	—	100%
Other [3]	(1)	—	(14)	(23)	(4)	NM	83%	(1)	(41)	NM

Total impairments	(4)	(1)	(14)	(23)	(4)	—	83%	(9)	(41)	NM
Periodic net coupon settlements on credit derivatives [4]	—	—	—	1	1	—	—	—	2	—
Other net gain (loss) [5]	(2)	(1)	16	(6)	18	NM	NM	2	28	NM

Total net realized capital gains (losses)	$2	$(6)	$5	$(29)	$16	NM	NM	$50	$(8)	NM

[1]	Includes income on short-term bonds.

[2]	The investment yield calculation excludes the collateral received associated with the securities lending program and reverse repurchase agreements.

[3]	Primarily relates to fixed maturity impairments for which the Company was uncertain of its intent to retain the investment for a period of time sufficient to allow for a recovery to amortized cost. These impairments do not relate to security issuers’ for which the Company has current concerns regarding their ability to pay future interest and principal amounts based upon the securities contractual terms.

[4]	Included in core earnings.

[5]	Primarily consists of changes in fair value on non-qualifying derivatives, hedge ineffectiveness on qualifying derivative instruments and other investment gains.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE-TAX
CORPORATE

						Year Over
	THREE MONTHS ENDED					Year	Sequential	NINE MONTHS ENDED
	Sept. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sept. 30,	3 Month	3 Month	SEPTEMBER 30,
	2005	2005	2006	2006	2006	Change	Change	2005	2006	Change
Net Investment Income
Fixed maturities [1]
Taxable	$4	$5	$4	$2	$3	(25%)	50%	$8	$9	13%

Total fixed maturities	4	5	4	2	3	(25%)	50%	8	9	13%
Other [2]	—	—	—	—	—	—	—	8	—	(100%)

Total net investment income	$4	$5	$4	$2	$3	(25%)	50%	$16	$9	(44%)

Net Realized Capital Gains (Losses)

Other net gain (loss) [3]	$—	$—	$—	$—	$—	—	—	(2)	—	100%

[1]	Includes income on short-term bonds.

[2]	In connection with the HLI Repurchase, the carrying value of the purchased fixed maturity investments was adjusted to fair market value as of the date of the repurchase. The amortization of the adjustment to the fixed maturity investments’ carrying values is reported in Corporate’s net investment income. The amortization period concluded on June 30, 2005.

[3]	Primarily consists of changes in fair value on non-qualifying derivatives.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	September 30,		December 31,		March 31,		June 30,		September 30,
	2005		2005		2006		2006		2006
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value [1]	$76,461	73.8%	$76,440	71.5%	$75,719	69.6%	$76,054	68.6%	$78,705	68.5%
Equity securities, at fair value Available-for-sale [2]	1,401	1.4%	1,461	1.4%	1,539	1.4%	1,568	1.4%	1,594	1.4%
Held for trading	21,247	20.5%	24,034	22.5%	26,057	23.9%	26,916	24.3%	27,863	24.3%

Total equity securities, at fair value	22,648	21.9%	25,495	23.9%	27,596	25.3%	28,484	25.7%	29,457	25.7%
Policy loans, at outstanding balance	2,009	1.9%	2,016	1.9%	2,007	1.9%	2,110	1.9%	2,057	1.8%
Mortgage loans, at cost	1,353	1.3%	1,731	1.6%	2,145	2.0%	2,555	2.3%	2,742	2.4%
Limited partnerships, at fair value	564	0.5%	668	0.6%	774	0.7%	946	0.9%	1,095	1.0%
Other investments	582	0.6%	585	0.5%	578	0.5%	682	0.6%	668	0.6%

Total investments	$103,617	100.0%	$106,935	100.0%	$108,819	100.0%	$110,831	100.0%	$114,724	100.0%
Less: Equity securities held for trading	21,247	20.5%	24,034	22.5%	26,057	23.9%	26,916	24.3%	27,863	24.3%

Total investments excluding trading securities	$82,370	79.5%	$82,901	77.5%	$82,762	76.1%	$83,915	75.7%	$86,861	75.7%

HIMCO managed third party accounts	$4,640		$4,710		$4,849		$5,283		$6,828

Asset-backed securities (“ABS”)	$8,029	10.5%	$7,878	10.3%	$7,867	10.4%	$8,008	10.5%	$7,620	9.7%
Commercial mortgage-backed securities (“CMBS”)	12,641	16.5%	13,002	17.0%	13,224	17.5%	13,588	17.9%	15,027	19.1%
Collateralized mortgage obligation (“CMO”)	1,079	1.4%	990	1.3%	1,003	1.3%	1,227	1.6%	1,295	1.6%
Corporate	34,388	45.0%	34,018	44.5%	34,012	44.9%	33,828	44.5%	35,123	44.6%
Government/Government agencies — Foreign	1,468	1.9%	1,467	1.9%	1,429	1.9%	1,240	1.6%	1,133	1.4%
Government/Government agencies — U.S.	1,071	1.4%	898	1.2%	1,014	1.3%	1,583	2.1%	1,352	1.7%
Mortgage-backed securities (“MBS”) — agency	3,480	4.5%	3,861	5.0%	2,963	3.9%	2,849	3.8%	2,717	3.5%
Municipal — taxable	1,199	1.6%	1,199	1.6%	1,139	1.5%	1,147	1.5%	1,268	1.6%
Municipal — tax-exempt	11,081	14.5%	11,019	14.4%	10,841	14.3%	10,550	13.9%	11,086	14.1%
Redeemable preferred stock	41	0.1%	45	0.1%	41	0.1%	38	—	40	0.1%
Short-term	1,984	2.6%	2,063	2.7%	2,186	2.9%	1,996	2.6%	2,044	2.6%

Total fixed maturities [1]	$76,461	100.0%	$76,440	100.0%	$75,719	100.0%	$76,054	100.0%	$78,705	100.0%

AAA	$20,346	26.6%	$19,837	26.0%	$20,197	26.7%	$21,098	27.7%	$22,421	28.6%
AA	9,728	12.7%	10,143	13.3%	10,299	13.6%	10,556	13.9%	10,520	13.4%
A	19,216	25.1%	18,914	24.7%	18,544	24.5%	18,196	23.9%	18,059	22.9%
BBB	17,102	22.4%	16,892	22.1%	16,575	21.9%	15,605	20.5%	16,700	21.2%
U.S. Government/Government agencies	5,199	6.8%	5,686	7.4%	4,926	6.5%	5,597	7.4%	5,782	7.3%
BB & below	2,886	3.8%	2,905	3.8%	2,992	3.9%	3,006	4.0%	3,179	4.0%
Short-term	1,984	2.6%	2,063	2.7%	2,186	2.9%	1,996	2.6%	2,044	2.6%

Total fixed maturities [1]	$76,461	100.0%	$76,440	100.0%	$75,719	100.0%	$76,054	100.0%	$78,705	100.0%

[1]	Includes $352, $298, $164, $224 and $376 in Corporate at September 30, 2005, December 31, 2005, March 31, 2006, June 30, 2006 and September 30, 2006, respectively, of which $114, $89, $97, $150 and $271, respectively, were investments held by The Hartford Financial Services Group, Inc.

[2]	Includes $40 in Corporate at September 30, 2006.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
LIFE

	September 30,		December 31,		March 31,		June 30,		September 30,
	2005		2005		2006		2006		2006
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value	$51,115	66.5%	$50,812	63.7%	$50,571	61.7%	$50,453	60.6%	$51,869	60.3%
Equity securities, at fair value Available-for-sale	797	1.1%	800	1.0%	820	1.0%	772	0.9%	771	0.9%
Held for trading	21,247	27.6%	24,034	30.1%	26,057	31.8%	26,916	32.3%	27,863	32.4%

Total equity securities, at fair value	22,044	28.7%	24,834	31.1%	26,877	32.8%	27,688	33.2%	28,634	33.3%
Policy loans, at outstanding balance	2,009	2.6%	2,016	2.5%	2,007	2.4%	2,110	2.5%	2,057	2.4%
Mortgage loans, at cost	1,178	1.5%	1,513	1.9%	1,920	2.3%	2,269	2.7%	2,451	2.9%
Limited partnerships, at fair value	369	0.5%	431	0.6%	491	0.6%	581	0.7%	679	0.8%
Other investments	181	0.2%	178	0.2%	149	0.2%	250	0.3%	241	0.3%

Total investments	$76,896	100.0%	$79,784	100.0%	$82,015	100.0%	$83,351	100.0%	$85,931	100.0%
Less: Equity securities held for trading	21,247	27.6%	24,034	30.1%	26,057	31.8%	26,916	32.3%	27,863	32.4%

Total investments excluding trading securities	$55,649	72.4%	$55,750	69.9%	$55,958	68.2%	$56,435	67.7%	$58,068	67.6%

ABS	$6,983	13.7%	$6,792	13.4%	$6,784	13.4%	$6,929	13.7%	$6,574	12.7%
CMBS	9,187	18.0%	9,367	18.4%	9,552	18.9%	9,745	19.3%	10,660	20.6%
CMO	941	1.8%	862	1.7%	870	1.7%	983	2.0%	1,010	1.9%
Corporate	25,042	49.0%	24,812	48.8%	24,648	48.7%	24,235	48.0%	25,166	48.5%
Government/Government agencies — Foreign	753	1.5%	765	1.5%	746	1.5%	579	1.2%	488	0.9%
Government/Government agencies — U.S.	834	1.6%	649	1.3%	806	1.6%	1,226	2.4%	1,011	1.9%
MBS — agency	2,413	4.7%	2,757	5.4%	2,147	4.2%	2,080	4.1%	1,969	3.8%
Municipal — taxable	990	1.9%	991	2.0%	942	1.9%	955	1.9%	1,067	2.1%
Municipal — tax-exempt	2,486	4.9%	2,466	4.9%	2,407	4.8%	2,346	4.7%	2,476	4.8%
Redeemable preferred stock	13	—	17	—	16	—	15	—	16	—
Short-term	1,473	2.9%	1,334	2.6%	1,653	3.3%	1,360	2.7%	1,432	2.8%

Total fixed maturities	$51,115	100.0%	$50,812	100.0%	$50,571	100.0%	$50,453	100.0%	$51,869	100.0%

AAA	$11,311	22.1%	$10,746	21.1%	$11,010	21.8%	$11,707	23.2%	$12,362	23.8%
AA	6,156	12.1%	6,490	12.8%	6,714	13.3%	6,914	13.7%	6,848	13.2%
A	13,924	27.2%	13,865	27.3%	13,568	26.8%	13,235	26.2%	13,024	25.1%
BBB	12,710	24.9%	12,490	24.6%	12,180	24.1%	11,336	22.5%	12,241	23.6%
U.S. Government/Government agencies	3,887	7.6%	4,232	8.3%	3,797	7.5%	4,252	8.4%	4,221	8.1%
BB & below	1,654	3.2%	1,655	3.3%	1,649	3.2%	1,649	3.3%	1,741	3.4%
Short-term	1,473	2.9%	1,334	2.6%	1,653	3.3%	1,360	2.7%	1,432	2.8%

Total fixed maturities	$51,115	100.0%	$50,812	100.0%	$50,571	100.0%	$50,453	100.0%	$51,869	100.0%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
PROPERTY & CASUALTY

	September 30,		December 31,		March 31,		June 30,		September 30,
	2005		2005		2006		2006		2006
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Fixed maturities, available-for-sale, at fair value	$24,994	94.8%	$25,330	94.3%	$24,984	93.8%	$25,377	93.1%	$26,460	93.2%
Equity securities, available-for-sale, at fair value	604	2.3%	661	2.5%	719	2.7%	796	2.9%	783	2.8%
Mortgage loans, at cost	175	0.7%	218	0.8%	225	0.8%	286	1.1%	291	1.0%
Limited partnerships, at fair value	195	0.7%	237	0.9%	283	1.1%	365	1.3%	416	1.5%
Other investments	399	1.5%	407	1.5%	429	1.6%	432	1.6%	427	1.5%

Total investments	$26,367	100.0%	$26,853	100.0%	$26,640	100.0%	$27,256	100.0%	$28,377	100.0%

ABS	$1,046	4.2%	$1,086	4.3%	$1,083	4.4%	$1,079	4.3%	$1,046	4.0%
CMBS	3,454	13.8%	3,635	14.3%	3,672	14.7%	3,843	15.1%	4,367	16.5%
CMO	138	0.6%	128	0.5%	133	0.5%	244	1.0%	285	1.1%
Corporate	9,085	36.3%	9,026	35.6%	9,250	37.0%	9,480	37.4%	9,768	36.9%
Government/Government agencies — Foreign	715	2.9%	702	2.8%	683	2.7%	661	2.6%	645	2.4%
Government/Government agencies — U.S.	237	0.9%	249	1.0%	208	0.8%	357	1.4%	341	1.3%
MBS — agency	1,067	4.3%	1,104	4.4%	816	3.3%	769	3.0%	748	2.8%
Municipal — taxable	209	0.8%	208	0.8%	197	0.8%	192	0.8%	201	0.8%
Municipal — tax-exempt	8,595	34.4%	8,553	33.8%	8,434	33.8%	8,204	32.3%	8,610	32.5%
Redeemable preferred stock	28	0.1%	28	0.1%	25	0.1%	23	—	24	0.1%
Short-term	420	1.7%	611	2.4%	483	1.9%	525	2.1%	425	1.6%

Total fixed maturities	$24,994	100.0%	$25,330	100.0%	$24,984	100.0%	$25,377	100.0%	$26,460	100.0%

AAA	$9,018	36.1%	$9,080	35.9%	$9,181	36.8%	$9,385	37.0%	$10,054	38.1%
AA	3,452	13.8%	3,563	14.1%	3,528	14.1%	3,584	14.1%	3,577	13.5%
A	5,179	20.7%	4,974	19.6%	4,926	19.7%	4,914	19.4%	4,952	18.7%
BBB	4,381	17.5%	4,398	17.4%	4,394	17.6%	4,267	16.8%	4,453	16.8%
U.S. Government/Government agencies	1,312	5.3%	1,454	5.7%	1,129	4.5%	1,345	5.3%	1,561	5.9%
BB & below	1,232	4.9%	1,250	4.9%	1,343	5.4%	1,357	5.3%	1,438	5.4%
Short-term	420	1.7%	611	2.4%	483	1.9%	525	2.1%	425	1.6%

Total fixed maturities	$24,994	100.0%	$25,330	100.0%	$24,984	100.0%	$25,377	100.0%	$26,460	100.0%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
CONSOLIDATED [1] [2]

	September 30, 2006			December 31, 2005
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss	Cost	Value	Loss
Total AFS [3] Securities

Three months or less	$5,234	$5,186	$(48)	$17,986	$17,704	$(282)
Greater than three months to six months	3,614	3,560	(54)	5,143	5,013	(130)
Greater than six months to nine months	3,701	3,645	(56)	1,061	1,036	(25)
Greater than nine months to twelve months	10,182	9,916	(266)	3,001	2,907	(94)
Greater than twelve months	8,590	8,281	(309)	5,053	4,826	(227)

Total	$31,321	$30,588	$(733)	$32,244	$31,486	$(758)

BIG [4] and Equity AFS [3] Securities

Three months or less	$443	$432	$(11)	$686	$657	$(29)
Greater than three months to six months	361	344	(17)	252	242	(10)
Greater than six months to nine months	163	158	(5)	170	165	(5)
Greater than nine months to twelve months	264	254	(10)	89	85	(4)
Greater than twelve months	477	429	(48)	353	309	(44)

Total	$1,708	$1,617	$(91)	$1,550	$1,458	$(92)

[1]	As of September 30, 2006, fixed maturities represented $718 or 98%, of the Company’s total unrealized loss of available-for-sale securities. There were no fixed maturities as of September 30, 2006 with a fair value less than 80% of the security’s amortized cost basis for six continuous months other than certain asset-backed. Other than temporary impairments for certain asset-backed and commercial mortgage-backed securities are recognized if the fair value of the security is less than its carrying amount and there has been a decrease in the present value of the expected cash flows since the last reporting period. There were no asset-backed or commercial mortgage-backed securities included in the tables above, as of September 30, 2006 and December 31, 2005, for which management’s best estimate of future cash flows adversely changed during the reporting period for which an impairment has not been recorded. For a detailed discussion of the other than temporary impairment criteria, see “Evaluation of Other-Than-Temporary Impairments on Available-for-Sale Securities” included in the Critical Accounting Estimates section of the Management’s Discussion & Analysis and “Other-Than-Temporary Impairments on Available-for-Sale Securities” in Note 1 of Notes to Consolidated Financial Statements, both of which are included in The Hartford’s 2005 Form 10-K Annual Report.

[2]	Includes investments held in Corporate.

[3]	Represents available-for-sale (“AFS”) securities.

[4]	Represents below investment grade (“BIG”) securities.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
LIFE

	September 30, 2006			December 31, 2005
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss	Cost	Value	Loss
Total AFS Securities

Three months or less	$3,797	$3,765	$(32)	$11,416	$11,234	$(182)
Greater than three months to six months	2,660	2,622	(38)	3,551	3,465	(86)
Greater than six months to nine months	2,283	2,249	(34)	861	843	(18)
Greater than nine months to twelve months	6,229	6,062	(167)	2,123	2,057	(66)
Greater than twelve months	5,698	5,499	(199)	3,236	3,086	(150)

Total	$20,667	$20,197	$(470)	$21,187	$20,685	$(502)

BIG and Equity AFS Securities

Three months or less	$254	$248	$(6)	$381	$363	$(18)
Greater than three months to six months	152	144	(8)	127	123	(4)
Greater than six months to nine months	87	84	(3)	121	117	(4)
Greater than nine months to twelve months	175	168	(7)	71	68	(3)
Greater than twelve months	334	292	(42)	270	230	(40)

Total	$1,002	$936	$(66)	$970	$901	$(69)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
UNREALIZED LOSS AGING
PROPERTY & CASUALTY

	September 30, 2006			December 31, 2005
	Amortized	Fair	Unrealized	Amortized	Fair	Unrealized
	Cost	Value	Loss	Cost	Value	Loss
Total AFS Securities

Three months or less	$1,319	$1,303	$(16)	$6,554	$6,454	$(100)
Greater than three months to six months	952	936	(16)	1,580	1,536	(44)
Greater than six months to nine months	1,418	1,396	(22)	190	183	(7)
Greater than nine months to twelve months	3,951	3,852	(99)	861	833	(28)
Greater than twelve months	2,887	2,777	(110)	1,812	1,735	(77)

Total	$10,527	$10,264	$(263)	$10,997	$10,741	$(256)

BIG and Equity AFS Securities

Three months or less	$189	$184	$(5)	$305	$294	$(11)
Greater than three months to six months	209	200	(9)	125	119	(6)
Greater than six months to nine months	76	74	(2)	49	48	(1)
Greater than nine months to twelve months	87	84	(3)	18	17	(1)
Greater than twelve months	142	136	(6)	83	79	(4)

Total	$703	$678	$(25)	$580	$557	$(23)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
AS OF SEPTEMBER 30, 2006

	LIFE
		Percent of
		Total
	Fair	Invested
	Value	Assets
TOP TEN CORPORATE FIXED MATURITY EXPOSURES BY SECTOR

Financial services	$7,535	8.8%
Technology and communications	2,999	3.5%
Utilities	3,002	3.5%
Consumer non cyclical	2,357	2.7%
Consumer cyclical	2,274	2.6%
Basic industry	2,010	2.3%
Capital goods	1,864	2.2%
Other	1,287	1.5%
Energy	1,183	1.4%
Transportation	655	0.8%

Total	$25,166	29.3%

TOP TEN EXPOSURES BY ISSUER [2]

General Electric Company	$270	0.3%
HSBC Holdings PLC	249	0.3%
Citigroup Inc.	234	0.3%
Credit Suisse Group	227	0.3%
The Royal Bank of Scotland Group PLC	224	0.3%
Bank of America Corp.	218	0.3%
AT&T Inc.	216	0.3%
ABN AMRO Holding N.V.	215	0.3%
Merrill Lynch & Co., Inc.	211	0.2%
ConocoPhillips	198	0.1%

Total	$2,262	2.6%

	P&C
		Percent of
		Total
	Fair	Invested
	Value	Assets
Financial services	$2,770	9.8%
Technology and communications	1,277	4.5%
Utilities	1,400	4.9%
Consumer non cyclical	1,029	3.6%
Consumer cyclical	848	3.0%
Basic industry	713	2.5%
Capital goods	681	2.4%
Other	331	1.2%
Energy	528	1.9%
Transportation	191	0.6%

Total	$9,768	34.4%

State of California	$257	0.9%
New York City, NY	232	0.8%
State of Georgia	213	0.8%
State of Massachusetts	199	0.7%
State of Illinios	193	0.7%
The Goldman Sachs Group, Inc.	153	0.5%
State of Louisiana	129	0.5%
Morgan Stanley	126	0.4%
Merrill Lynch & Co., Inc.	121	0.4%
Houston, TX	118	0.4%

Total	$1,741	6.1%

	CONSOLIDATED [1]
		Percent of
		Total
	Fair	Invested
	Value	Assets
Financial services	$10,467	9.1%
Technology and communications	4,282	3.7%
Utilities	4,404	3.8%
Consumer non cyclical	3,389	3.0%
Consumer cyclical	3,123	2.7%
Basic industry	2,727	2.4%
Capital goods	2,552	2.2%
Other	1,618	1.4%
Energy	1,714	1.5%
Transportation	847	0.8%

Total	$35,123	30.6%

State of California	$420	0.4%
General Electric Company	381	0.3%
Merrill Lynch & Co., Inc.	338	0.3%
HSBC Holdings PLC	328	0.3%
State of Massachusetts	326	0.3%
State of Illinios	315	0.3%
AT&T Inc.	288	0.3%
The Goldman Sachs Group, Inc.	287	0.3%
Deutsche Telekom AG	276	0.2%
Citigroup Inc.	271	0.1%

Total	$3,230	2.8%

[1]	Includes investments held in Corporate.

[2]	Excludes U.S. government and government agency backed securities as well as securities classified as trading securities.